UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811- 07584

Rydex Series Funds

(Exact name of registrant as specified in charter)

805 King Farm Boulevard, Suite 600
Rockville, Maryland 20850

(Address of principal executive offices) (Zip code)

Amy J. Lee
Rydex Series Funds
805 King Farm Boulevard, Suite 600
Rockville, Maryland 20850

(Name and address of agent for service)

Registrant's telephone number, including area code: 1-301-296-5100

Date of fiscal year end: December 31

Date of reporting period: June 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

June 30, 2014

Guggenheim Funds Semi-Annual Report

Guggenheim Alternative Fund
Guggenheim Managed Futures Strategy Fund

RMFSF-SEMI-0614x1214	guggenheiminvestments.com

Go Green! Eliminate Mailbox Clutter

Go paperless with Guggenheim Investments eDelivery—a service giving you full online access to account information and documents. Save time, cut down on mailbox clutter and be a friend to the environment with eDelivery.

With Guggenheim Investments eDelivery you can:

•	View online confirmations and statements at your convenience.

•	Receive email notifications when your most recent confirmations, statements and other account documents are available for review.

•	Access prospectuses, annual reports and semiannual reports online.

It’s easy to enroll: 1. Visit guggenheiminvestments.com/edelivery 2. Follow the simple enrollment instructions

If you have questions about the Guggenheim Investments eDelivery service, contact one of our Shareholder Service Representatives at 800.820.0888.

This report and the financial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Distributed by Guggenheim Funds Distributors, LLC. GI-GOGREEN-0414 x0415 #12604

TABLE OF CONTENTS

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	3
ABOUT SHAREHOLDERS’ FUND EXPENSES	4
MANAGED FUTURES STRATEGY FUND	6
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	16
OTHER INFORMATION	27
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	30
GUGGENHEIM INVESTMENTS PRIVACY POLICIES	33

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 1

June 30, 2014

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the semi-annual shareholder report for the Managed Futures Strategy Fund (the “Fund”) that is part of the Rydex Series Funds. This report covers performance of the Fund for the semi-annual period ended June 30, 2014.

The Investment Adviser is a part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC, (“Guggenheim”) a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Fund. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Donald C. Cacciapaglia
President
July 31, 2014

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

The Managed Futures Strategy Fund may not be suitable for all investors. Investing involves risks, including the entire loss of principal amount invested. The Fund may be affected by risks that include those associated with sector concentration, international investing, investing in small and/or medium size companies, and/or the Fund’s possible use of investment techniques and strategies such as leverage, derivatives and short sales of securities. Please see the Fund’s prospectus for more information.

2 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	June 30, 2014

Economic growth hit a winter soft patch in the first quarter of 2014, but strong underlying fundamentals helped the economy strengthen in the second quarter. The economy is adding an average of 214,000 jobs per month in 2014, while the housing market is being helped by an improving labor market, subdued mortgage rates, and tight inventory. State and local government spending is positive for growth for the first time in five years. After the period end, minutes released from the U.S. Federal Reserve’s (the “Fed”) June meeting indicated a clear end-date for its quantitative easing program–October 2014–following reductions that began in January of the Fed’s monthly purchases of U.S. Treasury securities and mortgage-backed securities.

Overseas political concerns, European monetary policy, and devaluation of the Chinese currency combined in the period to help push global investors into U.S. Treasuries, driving rates lower. As growth accelerates in the U.S., rates are expected to climb, but the upward pressure on rates from economic growth could be offset by increasing overseas demand and falling debt issuance by the U.S. government, putting a cap on how far rates can rise before the Fed begins tightening.

Recent economic data suggest that growth is improving slowly in the euro zone core and, even more so, in the peripheral countries. The European Central Bank has enacted further monetary easing, which is expected to push both yields and the euro lower, supporting the recovery. Asia is seeking an export-led rebound, although more monetary accommodation may be needed to sustain Japan’s economic expansion. Recent reforms in China are having a positive effect, but policymakers continue to depreciate the currency to help maintain export competitiveness.

Global central banks continue to flood markets with abundant liquidity. A synchronous global expansion is beginning to take hold, creating a positive environment for risk assets. We are approaching the speculative phase of the bull market in both equity and credit. Equities continue to benefit from an improving economy and continued capital flows into the U.S. Credit spreads continue to remain tight in the near term. Historically, spreads don’t begin to widen until defaults rise, which typically takes place one to two years after the Fed begins a tightening cycle.

For the six-month period ended June 30, 2014, the Standard & Poor’s 500® (“S&P 500”) Index* returned 7.14%. Foreign markets were also strong: the Morgan Stanley Capital International (“MSCI”) Europe-Australasia-Far East (“EAFE”) Index* returned 4.78%. The return of the MSCI Emerging Markets Index* was 6.14%.

In the bond market, the Barclays U.S. Aggregate Bond Index* posted a 3.93% return for the period, while the Barclays U.S. Corporate High Yield Index* returned 5.46%. The return of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.02% for the six-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS.

Barclays U.S. Corporate High Yield Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below.

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of the U.S. stock market.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 3

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning December 31, 2013 and ending June 30, 2014.

The following tables illustrate a Fund’s costs in two ways:

Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

4 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio1	Fund Return	Beginning Account Value December 31, 2013	Ending Account Value June 30, 2014	Expenses Paid During Period2
Table 1. Based on actual Fund return3
Managed Futures Strategy Fund
A-Class	1.67%	(2.21%)	$1,000.00	$ 977.90	$8.19
C-Class	2.42%	(2.57%)	1,000.00	974.30	11.85
H-Class	1.67%	(2.17%)	1,000.00	978.30	8.19
Institutional Class	1.34%	(2.10%)	1,000.00	979.00	6.58
Y-Class	1.29%	(2.01%)	1,000.00	979.90	6.33

Table 2. Based on hypothetical 5% return (before expenses)
Managed Futures Strategy Fund
A-Class	1.67%	5.00%	$1,000.00	$1,016.51	$8.35
C-Class	2.42%	5.00%	1,000.00	1,012.79	12.08
H-Class	1.67%	5.00%	1,000.00	1,016.51	8.35
Institutional Class	1.34%	5.00%	1,000.00	1,018.15	6.71
Y-Class	1.29%	5.00%	1,000.00	1,018.40	6.46

1	Annualized and excludes expenses of the underlying funds in which the Fund invests.
2
Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

3	Actual cumulative return at net asset value for the period December 31, 2013 to June 30, 2014.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 5

FUND PROFILE (Unaudited)	June 30, 2014

MANAGED FUTURES STRATEGY FUND

OBJECTIVE: Seeks to achieve positive absolute returns.

Consolidated Holdings Diversification (Market Exposure as % of Net Assets)

“Consolidated Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	March 2, 2007
C-Class	March 2, 2007
H-Class	March 2, 2007
Institutional Class	May 3, 2010
Y-Class	March 29, 2010

The Fund invests principally in derivative investments such as futures contracts.

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	23.9%
Guggenheim Strategy Fund III	19.3%
Guggenheim BulletShares 2015 High Yield Corporate Bond ETF	4.4%
KKR Financial CLO Ltd. 2007-AA	4.2%
Guggenheim BulletShares 2016 High Yield Corporate Bond ETF	3.0%
Guggenheim Enhanced Short Duration ETF	2.2%
Morgan Stanley Reremic Trust 2012-I0	2.1%
Guggenheim BulletShares 2017 High Yield Corporate Bond ETF	1.9%
Brentwood CLO Corp. 2006-1A	1.8%
Duane Street CLO IV Ltd. 2007-4A	1.7%
Top Ten Total	64.5%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

6 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2014
MANAGED FUTURES STRATEGY FUND

	Shares	Value

EXCHANGE TRADED FUNDS†,4 - 11.4%
Guggenheim BulletShares 2015 High Yield Corporate Bond ETF	393,600	$10,596,499
Guggenheim BulletShares 2016 High Yield Corporate Bond ETF	262,400	7,197,632
Guggenheim Enhanced Short Duration ETF	108,400	5,454,688
Guggenheim BulletShares 2017 High Yield Corporate Bond ETF	165,200	4,559,520
Total Exchange Traded Funds
(Cost $27,452,998)		27,808,339

MUTUAL FUNDS† - 44.1%
Guggenheim Strategy Fund II5,6	2,331,283	58,212,139
Guggenheim Strategy Fund III5,6	1,883,621	47,071,684
Guggenheim Strategy Fund I6	92,165	2,299,525
Total Mutual Funds
(Cost $107,643,033)		107,583,348

	Face Amount

ASSET BACKED SECURITIES†† - 18.2%
KKR Financial CLO Ltd.
2007-AA, 0.97% due 10/15/171,2	$10,312,966	10,304,716
Brentwood CLO Corp.
2006-1A, 0.50% due 02/01/221,2	4,477,614	4,402,837
Duane Street CLO IV Ltd.
2007-4A, 0.46% due 11/14/211,2	4,160,967	4,095,640
N-Star REL CDO VIII Ltd.
2006-8A, 0.44% due 02/01/411,2	3,242,162	3,078,433
Salus CLO Ltd.
2012-1AN, 2.48% due 03/05/211,2	2,700,000	2,695,410
Argent Securities Incorporated Asset-Backed Pass-Through Certificates Series
2005-W3, 0.49% due 11/25/351	2,757,892	2,604,862
Garrison Funding Ltd.
2013-2A, 2.03% due 09/25/231,2	2,500,000	2,483,000
Foothill CLO Ltd.
2007-1A, 0.47% due 02/22/211,2	2,133,292	2,104,919
TICC CLO LLC
2011-1A, 2.48% due 07/25/211,2	2,000,000	2,000,000
GreenPoint Mortgage Funding Trust
2005-HE4, 0.86% due 07/25/301	2,000,000	1,858,866
Emporia Preferred Funding II Ltd.
2006-2A, 0.50% due 10/18/181,2	1,300,396	1,299,745
2006-2X, 0.51% due 10/18/181	547,535	547,206
Popular ABS Mortgage Pass-Through Trust
2005-A, 0.58% due 06/25/351	1,646,240	1,580,516
Black Diamond CLO Ltd.
2005-1A, 2.13% due 06/20/171,2	1,500,000	1,467,600
California Republic Auto Receivables Trust
2013-2, 1.23% due 03/15/19	1,436,292	1,446,391
Cornerstone CLO Ltd.
2007-1A, 0.45% due 07/15/211,2	1,000,000	984,000
Newcastle CDO IX 1 Ltd.
2007-9A, 0.41% due 05/25/521,2	541,083	541,083
Cerberus Onshore II CLO LLC
2014-1A, 2.93% due 10/15/231,2	500,000	491,600
Gleneagles CLO Ltd.
2005-1A, 0.50% due 11/01/171,2	271,156	270,071
Total Asset Backed Securities
(Cost $43,860,100)		44,256,895

COLLATERALIZED MORTGAGE OBLIGATIONS†† - 9.8%
Morgan Stanley Reremic Trust
2012-IO, 1.00% due 03/27/512	5,135,822	5,135,822
Credit Suisse Mortgage Capital Certificates
2006-TF2A, 0.35% due 10/15/211,2	3,000,000	2,979,231
Boca Hotel Portfolio Trust
2013-BOCA, 3.20% due 08/15/261,2	2,950,000	2,958,428
Hilton USA Trust
2013-HLF, 2.90% due 11/05/301,2	2,750,000	2,762,103
COMM Mortgage Trust
2007-FL14, 0.90% due 06/15/221,2	2,512,975	2,480,225
Banc of America Large Loan Trust
2007-BMB1, 1.25% due 08/15/291,2	1,937,000	1,936,541
Wachovia Bank Commercial Mortgage Trust Series
2007-WHL8, 0.23% due 06/15/201,2	1,795,515	1,784,101
Banc of America Merrill Lynch Commercial Mortgage, Inc.
2005-6, 6.33% due 09/10/471,2	1,507,900	1,544,697
Resource Capital Corporation Ltd.
2013-CRE1, 3.00% due 12/15/281,2	1,000,000	1,013,021
COMM Mortgage Trust
2006-FL12, 0.28% due 12/15/201,2	959,269	956,091
SRERS Funding Ltd.
2011-RS, 0.40% due 05/09/461,2	355,388	333,745
Total Collateralized Mortgage Obligations
(Cost $23,709,676)		23,884,005

CORPORATE BONDS†† - 2.3%
TELECOMMUNICATION SERVICES - 0.9%
Level 3 Financing, Inc.
3.82% due 01/15/181,2	2,000,000	2,034,999

FINANCIALS - 0.8%
Icahn Enterprises Limited Partnership / Icahn Enterprises Finance Corp.
3.50% due 03/15/17	2,010,000	2,032,613

INDUSTRIALS - 0.6%
International Lease Finance Corp.
2.18% due 06/15/161	1,430,000	1,438,938

Total Corporate Bonds
(Cost $5,457,542)		5,506,550

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 7

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2014
MANAGED FUTURES STRATEGY FUND

	Face Amount	Value

MUNICIPAL BONDS†† - 0.3%
MICHIGAN - 0.3%
Michigan Finance Authority Revenue Notes
4.37% due 08/20/14	$675,000	$678,544
Total Municipal Bonds
(Cost $675,000)		678,544

SENIOR FLOATING RATE INTERESTS†† - 0.2%
CONSUMER DISCRETIONARY - 0.2%
Sears Holdings Corp.
5.50% due 06/30/18	497,500	502,654
Total Senior Floating Rate Interests
(Cost $493,288)		502,654

REPURCHASE AGREEMENTS††,3 - 2.7%
HSBC Group issued 06/30/14 at 0.03% due 07/01/14	3,494,434	3,494,434
RBC Capital Markets issued 06/30/14 at 0.03% due 07/01/14	1,894,464	1,894,464
Deutsche Bank issued 06/30/14 at 0.03% due 07/01/14	903,741	903,741
Mizuho Financial Group, Inc. issued 06/30/14 at 0.02% due 07/01/14	280,589	280,589
Total Repurchase Agreements
(Cost $6,573,228)		6,573,228

Total Investments - 89.0%
(Cost $215,864,865)		$216,793,563
Other Assets & Liabilities, net - 11.0%		26,680,021
Total Net Assets - 100.0%		$243,473,584

	Contracts	Unrealized Gain (Loss)

COMMODITY FUTURES CONTRACTS PURCHASED†
August 2014 Live Cattle Futures Contracts (Aggregate Value of Contracts $28,502,979)	473	$2,415,101
September 2014 Brent Crude Futures Contracts (Aggregate Value of Contracts $16,146,720)	144	336,033
August 2014 Lean Hogs Futures Contracts (Aggregate Value of Contracts $6,747,510)	127	194,468
August 2014 WTI Crude Futures Contracts (Aggregate Value of Contracts $10,120,320)	96	175,365
August 2014 Gold 100 oz. Futures Contracts (Aggregate Value of Contracts $9,709,730)	73	163,936
August 2014 LME Zinc Futures Contracts (Aggregate Value of Contracts $3,431,468)	62	143,106
August 2014 LME Nickel Futures Contracts (Aggregate Value of Contracts $3,764,574)	33	133,625
August 2014 New York Harbor Ultra-Low Sulfur Diesel Futures Contracts (Aggregate Value of Contracts $11,623,084)	93	77,269
September 2014 Copper Futures Contracts (Aggregate Value of Contracts $2,243,150)	28	14,151
August 2014 Gasoline RBOB Futures Contracts (Aggregate Value of Contracts $5,369,087)	42	1,502
August 2014 LME Lead Futures Contracts (Aggregate Value of Contracts $594,248)	11	1,199
September 2014 Coffee ‘C’ Futures Contracts (Aggregate Value of Contracts $982,688)	15	(6,367)
August 2014 Natural Gas Futures Contracts (Aggregate Value of Contracts $1,739,790)	39	(16,141)
November 2014 Soybean Futures Contracts (Aggregate Value of Contracts $9,454,600)	164	(657,626)
(Total Aggregate Value of Contracts $110,429,948)		$2,975,621

8 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2014
MANAGED FUTURES STRATEGY FUND

	Contracts	Unrealized Gain (Loss)

INTEREST RATE FUTURES CONTRACTS PURCHASED†
September 2014 Euro - Bund Futures Contracts†† (Aggregate Value of Contracts $60,817,635)	302	$934,780
September 2014 Euro - Bobl Futures Contracts†† (Aggregate Value of Contracts $103,005,299)	587	694,498
September 2014 Australian Government 3 Year Bond Futures Contracts†† (Aggregate Value of Contracts $59,791,871)	579	157,092
September 2014 Euro - Schatz Futures Contracts†† (Aggregate Value of Contracts $145,620,414)	961	49,289
September 2014 Canadian Government 10 Year Bond Futures Contracts†† (Aggregate Value of Contracts $7,007,404)	55	15,113
September 2014 U.S. Treasury Long Bond Futures Contracts (Aggregate Value of Contracts $22,341,188)	163	(18,401)
(Total Aggregate Value of Contracts $398,583,811)		$1,832,371

CURRENCY FUTURES CONTRACTS PURCHASED†
September 2014 British Pound Futures Contracts (Aggregate Value of Contracts $54,842,906)	513	$1,085,885
September 2014 Euro FX Futures Contracts (Aggregate Value of Contracts $15,410,250)	90	187,646
September 2014 Australian Dollar Futures Contracts (Aggregate Value of Contracts $19,691,700)	210	124,026
September 2014 Swiss Franc Futures Contracts (Aggregate Value of Contracts $8,604,813)	61	49,912
(Total Aggregate Value of Contracts $98,549,669)		$1,447,469

EQUITY FUTURES CONTRACTS PURCHASED†
July 2014 MSCI Taiwan Stock Index Futures Contracts (Aggregate Value of Contracts $31,301,153)	944	$525,612
September 2014 S&P MidCap 400 Index Mini Futures Contracts (Aggregate Value of Contracts $24,323,600)	170	393,113
September 2014 NASDAQ-100 Index Mini Futures Contracts (Aggregate Value of Contracts $27,047,680)	352	369,817
July 2014 Hang Seng Index Futures Contracts†† (Aggregate Value of Contracts $11,319,493)	76	191,338
September 2014 SPI 200 Index Futures Contracts†† (Aggregate Value of Contracts $24,017,634)	190	168,875
September 2014 S&P 500 Index Mini Futures Contracts (Aggregate Value of Contracts $20,300,800)	208	105,071
September 2014 Nikkei 225 (OSE) Index Futures Contracts†† (Aggregate Value of Contracts $7,328,085)	49	88,195
September 2014 Topix Index Futures Contracts†† (Aggregate Value of Contracts $5,115,105)	41	63,574
September 2014 Dow Jones Industrial Average Index Mini Futures Contracts (Aggregate Value of Contracts $10,714,880)	128	(47,315)
July 2014 CAC40 10 Euro Index Futures Contracts†† (Aggregate Value of Contracts $3,753,447)	62	(90,120)
July 2014 Amsterdam Index Futures Contracts†† (Aggregate Value of Contracts $15,151,256)	134	(107,325)
September 2014 DAX Index Futures Contracts†† (Aggregate Value of Contracts $13,130,828)	39	(126,840)
July 2014 IBEX 35 Index Futures Contracts†† (Aggregate Value of Contracts $25,258,227)	170	(299,048)
(Total Aggregate Value of Contracts $218,762,188)		$1,234,947

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 9

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2014
MANAGED FUTURES STRATEGY FUND

	Contracts	Unrealized Gain (Loss)

COMMODITY FUTURES CONTRACTS SOLD SHORT†
September 2014 Wheat Futures Contracts (Aggregate Value of Contracts $11,443,525)	397	$501,557
September 2014 Corn Futures Contracts (Aggregate Value of Contracts $6,046,500)	290	360,831
September 2014 Hard Red Winter Wheat Futures Contracts (Aggregate Value of Contracts $5,071,375)	145	225,452
December 2014 Cotton #2 Futures Contracts (Aggregate Value of Contracts $3,707,710)	101	118,068
August 2014 Gas Oil Futures Contracts (Aggregate Value of Contracts $3,394,750)	37	(74,220)
October 2014 Sugar #11 Futures Contracts (Aggregate Value of Contracts $6,833,008)	338	(123,071)
August 2014 LME Primary Aluminum Futures Contracts (Aggregate Value of Contracts $11,556,465)	246	(131,949)
September 2014 Silver Futures Contracts (Aggregate Value of Contracts $1,692,400)	16	(155,277)
(Total Aggregate Value of Contracts $49,745,733)		$721,391

EQUITY FUTURES CONTRACTS SOLD SHORT†
September 2014 FTSE 100 Index Futures Contracts†† (Aggregate Value of Contracts $15,486,008)	135	$83,464
July 2014 H-Shares Index Futures Contracts†† (Aggregate Value of Contracts $2,900,160)	44	(32,631)
September 2014 Russell 2000 Index Mini Futures Contracts (Aggregate Value of Contracts $7,839,480)	66	(130,342)
(Total Aggregate Value of Contracts $26,225,648)		$(79,509)

INTEREST RATE FUTURES CONTRACTS SOLD SHORT†
September 2014 U.S. Treasury Ultra Long Bond Futures Contracts (Aggregate Value of Contracts $598,500)	4	$1,244
September 2014 Australian Government 10 Year Bond Futures Contracts†† (Aggregate Value of Contracts $4,315,470)	38	(51,796)
September 2014 Long Gilt Futures Contracts†† (Aggregate Value of Contracts $14,481,404)	77	(57,789)
September 2014 U.S. Treasury 10 Year Note Futures Contracts (Aggregate Value of Contracts $9,010,125)	72	(59,677)
September 2014 U.S. Treasury 5 Year Note Futures Contracts (Aggregate Value of Contracts $30,814,875)	258	(124,847)
(Total Aggregate Value of Contracts $59,220,374)		$(292,865)

CURRENCY FUTURES CONTRACTS SOLD SHORT†
September 2014 Canadian Dollar Futures Contracts (Aggregate Value of Contracts $4,771,050)	51	$(101,588)
September 2014 Japanese Yen Futures Contracts (Aggregate Value of Contracts $29,384,075)	238	(298,545)
(Total Aggregate Value of Contracts $34,155,125)		$(400,133)

†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	Variable rate security. Rate indicated is rate effective at June 30, 2014.
2	Security is a 144A or Section 4(a)(2) security. The total market value of 144A or Section 4(a)(2) securities is $62,138,058 (cost $61,728,682), or 25.5% of total net assets.
3	Repurchase Agreements — See Note 5.
4	Investment in a product that pays a management fee to a party related to the Advisor.
5	Affiliated issuer — See Note 10.
6	Investment in a product that is related to the Advisor.

10 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGED FUTURES STRATEGY FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2014

Assets:
Investments in unaffiliated issuers, at value (cost $103,950,572)	$104,936,512
Investments in affiliated issuers, at value (cost $105,341,065)	105,283,823
Repurchase agreements, at value (cost $6,573,228)	6,573,228
Total investments (cost $215,864,865)	216,793,563
Segregated cash with broker	27,322,489
Receivables:
Variation margin	1,395,639
Securities sold	325,158
Fund shares sold	199,744
Interest	153,206
Dividends	137,194
Securities lending income	2,727
Total assets	246,329,720
Liabilities:
Segregated cash from broker	1,536,205
Due to broker	328,377
Payable for:
Fund shares redeemed	585,552
Management fees	166,145
Distribution and service fees	62,154
Transfer agent and administrative fees	48,418
Portfolio accounting fees	19,385
Miscellaneous	109,900
Total liabilities	2,856,136
Net assets	$243,473,584
Net assets consist of:
Paid in capital	$329,940,836
Accumulated net investment loss	(2,002,278)
Accumulated net realized loss on investments	(92,830,890)
Net unrealized appreciation on investments	8,365,916
Net assets	$243,473,584
A-Class:
Net assets	$64,487,517
Capital shares outstanding	2,976,375
Net asset value per share	$21.67
Maximum offering price per share (Net asset value divided by 95.25%)	$22.75
C-Class:
Net assets	$23,715,635
Capital shares outstanding	1,156,777
Net asset value per share	$20.50
H-Class:
Net assets	$152,621,552
Capital shares outstanding	7,043,778
Net asset value per share	$21.67
Institutional Class:
Net assets	$1,945,659
Capital shares outstanding	88,827
Net asset value per share	$21.90
Y-Class:
Net assets	$703,221
Capital shares outstanding	32,039
Net asset value per share	$21.95

CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)
Period Ended June 30, 2014

Investment Income:
Interest	$1,455,689
Dividends from securities of affiliated issuers	381,964
Dividends from securities of unaffiliated issuers	361,237
Income from securities lending, net	15,377
Total investment income	2,214,267

Expenses:
Management fees	1,239,194
Transfer agent and administrative fees:
A-Class	84,649
C-Class	32,124
H-Class	204,312
Institutional Class	2,637
Y-Class	1,894
Distribution and service fees:
A-Class	84,649
C-Class	128,494
H-Class	204,312
Portfolio accounting fees	128,600
Registration fees	192,872
Trustees’ fees*	18,097
Custodian fees	15,605
Line of credit interest expense	59
Miscellaneous	19,975
Total expenses	2,357,473
Less:
Expenses waived by Advisor	(93,123)
Net expenses	2,264,350
Net investment loss	(50,083)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	228,982
Investments in affiliated issuers	(5,606)
Futures contracts	1,062,577
Foreign currency	10,744
Net realized gain	1,296,697
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	243,900
Investments in affiliated issuers	(57,242)
Futures contracts	(9,471,876)
Foreign currency	1,850
Net change in unrealized appreciation (depreciation)	(9,283,368)
Net realized and unrealized loss	(7,986,671)
Net decrease in net assets resulting from operations	$(8,036,754)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 11

MANAGED FUTURES STRATEGY FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(50,083)	$(4,739,010)
Net realized gain on investments	1,296,697	22,680,010
Net change in unrealized appreciation (depreciation) on investments	(9,283,368)	(1,032,281)
Net increase (decrease) in net assets resulting from operations	(8,036,754)	16,908,719

Capital share transactions:
Proceeds from sale of shares
A-Class	4,113,511	20,047,163
C-Class	1,084,452	2,300,319
H-Class	15,208,289	76,683,285
Institutional Class	89,280	6,003,352
Y-Class	—	574,534
Cost of shares redeemed
A-Class	(14,617,650)	(93,084,788)
C-Class	(6,123,814)	(23,140,295)
H-Class	(48,904,441)	(396,805,134)
Institutional Class	(543,780)	(49,563,256)
Y-Class	(2,221,841)	(99,821,495)
Net decrease from capital share transactions	(51,915,994)	(556,806,315)
Net decrease in net assets	(59,952,748)	(539,897,596)

Net assets:
Beginning of period	303,426,332	843,323,928
End of period	$243,473,584	$303,426,332
Accumulated net investment loss at end of period	$(2,002,278)	$(1,952,195)

Capital share activity:
Shares sold
A-Class	195,379	936,557
C-Class	53,593	112,657
H-Class	719,286	3,578,841
Institutional Class	4,147	277,573
Y-Class	—	26,784
Shares redeemed
A-Class	(691,144)	(4,339,454)
C-Class	(305,691)	(1,134,434)
H-Class	(2,317,019)	(18,541,767)
Institutional Class	(25,487)	(2,304,762)
Y-Class	(103,055)	(4,618,693)
Net decrease in shares	(2,469,991)	(26,006,698)

12 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGED FUTURES STRATEGY FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Period Ended June 30, 2014a	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009
Per Share Data
Net asset value, beginning of period	$22.15	$21.23	$23.95	$25.78	$26.81	$28.04
Income (loss) from investment operations:
Net investment income (loss)b	—	c	(.19)	(.39)	(.44)	(.41)	(.39)
Net gain (loss) on investments (realized and unrealized)	(.48)	1.11	(2.33)	(1.39)	(.62)	(.84)
Total from investment operations	(.48)	.92	(2.72)	(1.83)	(1.03)	(1.23)
Redemption fees collected	—	—	—	—	—	d	—	d
Net asset value, end of period	$21.67	$22.15	$21.23	$23.95	$25.78	$26.81

Total Returne	(2.21%)	4.33%	(11.32%)	(7.14%)	(3.84%)	(4.39%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$64,488	$76,900	$145,950	$733,469	$657,317	$636,083
Ratios to average net assets:
Net investment income (loss)	0.04%	(0.89%)	(1.71%)	(1.76%)	(1.66%)	(1.42%)
Total expensesf	1.74%	1.74%	1.96%	2.05%	2.04%	2.16%
Net expensesg	1.67%	1.67%	1.89%	1.97%	1.97%	2.05%
Portfolio turnover rate	48%	102%	172%	72%	148%	125%

C-Class	Period Ended June 30, 2014a	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009
Per Share Data
Net asset value, beginning of period	$21.04	$20.31	$23.09	$25.04	$26.24	$27.65
Income (loss) from investment operations:
Net investment income (loss)b	(.07)	(.33)	(.53)	(.61)	(.59)	(.58)
Net gain (loss) on investments (realized and unrealized)	(.47)	1.06	(2.25)	(1.34)	(.61)	(.83)
Total from investment operations	(.54)	.73	(2.78)	(1.95)	(1.20)	(1.41)
Redemption fees collected	—	—	—	—	—	d	—	d
Net asset value, end of period	$20.50	$21.04	$20.31	$23.09	$25.04	$26.24

Total Returne	(2.57%)	3.59%	(12.04%)	(7.79%)	(4.57%)	(5.10%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$23,716	$29,637	$49,378	$96,647	$158,628	$225,416
Ratios to average net assets:
Net investment income (loss)	(0.72%)	(1.63%)	(2.45%)	(2.50%)	(2.41%)	(2.17%)
Total expensesf	2.49%	2.48%	2.70%	2.80%	2.79%	2.92%
Net expensesg	2.42%	2.42%	2.64%	2.72%	2.72%	2.81%
Portfolio turnover rate	48%	102%	172%	72%	148%	125%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 13

MANAGED FUTURES STRATEGY FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Period Ended June 30, 2014a	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009
Per Share Data
Net asset value, beginning of period	$22.15	$21.23	$23.95	$25.78	$26.81	$28.04
Income (loss) from investment operations:
Net investment income (loss)b	—	c	(.20)	(.38)	(.44)	(.42)	(.38)
Net gain (loss) on investments (realized and unrealized)	(.48)	1.12	(2.34)	(1.39)	(.61)	(.85)
Total from investment operations	(.48)	.92	(2.72)	(1.83)	(1.03)	(1.23)
Redemption fees collected	—	—	—	—	—	d	—	d
Net asset value, end of period	$21.67	$22.15	$21.23	$23.95	$25.78	$26.81

Total Returne	(2.17%)	4.33%	(11.32%)	(7.14%)	(3.84%)	(4.39%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$152,622	$191,400	$501,109	$1,059,988	$1,199,718	$1,468,770
Ratios to average net assets:
Net investment income (loss)	0.03%	(0.94%)	(1.70%)	(1.75%)	(1.66%)	(1.41%)
Total expensesf	1.74%	1.75%	1.95%	2.05%	2.04%	2.16%
Net expensesg	1.67%	1.68%	1.89%	1.97%	1.97%	2.05%
Portfolio turnover rate	48%	102%	172%	72%	148%	125%

Institutional Class	Period Ended June 30, 2014a	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Period Ended December 31, 2010h
Per Share Data
Net asset value, beginning of period	$22.36	$21.38	$24.06	$25.84	$25.58
Income (loss) from investment operations:
Net investment income (loss)b	.04	(.19)	(.33)	(.38)	(.23)
Net gain (loss) on investments (realized and unrealized)	(.50)	1.17	(2.35)	(1.40)	.49
Total from investment operations	(.46)	.98	(2.68)	(1.78)	.26
Redemption fees collected	—	—	—	—	—	d
Net asset value, end of period	$21.90	$22.36	$21.38	$24.06	$25.84

Total Returne	(2.10%)	4.63%	(11.14%)	(6.85%)	0.98%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,946	$2,464	$45,700	$101,549	$134,733
Ratios to average net assets:
Net investment income (loss)	0.35%	(0.86%)	(1.45%)	(1.50%)	(1.41%)
Total expensesf	1.41%	1.52%	1.70%	1.80%	1.78%
Net expensesg	1.34%	1.45%	1.64%	1.72%	1.72%
Portfolio turnover rate	48%	102%	172%	72%	148%

14 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGED FUTURES STRATEGY FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Y-Class	Period Ended June 30, 2014a	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Period Ended December 31, 2010i
Per Share Data
Net asset value, beginning of period	$22.40	$21.41	$24.07	$25.84	$25.74
Income (loss) from investment operations:
Net investment income (loss)b	.03	(.21)	(.32)	(.37)	(.26)
Net gain (loss) on investments (realized and unrealized)	(.48)	1.20	(2.34)	(1.40)	.36
Total from investment operations	(.45)	.99	(2.66)	(1.77)	.10
Redemption fees collected	—	—	—	—	—	d
Net asset value, end of period	$21.95	$22.40	$21.41	$24.07	$25.84

Total Returne	(2.01%)	4.62%	(11.05%)	(6.85%)	0.39%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$703	$3,026	$101,187	$404,684	$189,251
Ratios to average net assets:
Net investment income (loss)	0.31%	(0.96%)	(1.41%)	(1.47%)	(1.36%)
Total expensesf	1.35%	1.51%	1.65%	1.75%	1.73%
Net expensesg	1.29%	1.44%	1.59%	1.68%	1.67%
Portfolio turnover rate	48%	102%	172%	72%	148%

a	Unaudited figures for the period ended June 30, 2014. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
b	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
c	Net investment income (loss) is less than $0.01 per share.
d	Redemption fees collected are less than $0.01 per share.
e	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
f	Does not include expenses of the underlying funds in which the Fund invests.
g	Net expense information reflects the expense ratios after expense waivers.
h	Since commencement of operations: May 3, 2010. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
i	Since commencement of operations: March 29, 2010. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 15

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)

1. Organization, Consolidation of Subsidiary and Significant Accounting Policies

Organization

Rydex Series Funds (the “Trust”), a Delaware business trust, is registered with the SEC under the Investment Company Act of 1940 (”1940 Act”), as a non-diversified, open-ended investment company of the series type. Each series, in effect, is representing a separate Fund. The Trust is authorized to issue an unlimited number of no par value shares. The Trust accounts for the assets of each Fund separately.

The Trust offers a combination of eight separate classes of shares: Investor Class shares, Advisor Class shares, A-Class shares, C-Class shares, H-Class shares, Y-Class shares, Institutional Class shares and Money Market Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares have a minimum initial investment of $2 million and a minimum account balance of $1 million. Institutional Class shares are offered without a front-end sales charge or CDSC. At June 30, 2014, the Trust consisted of fifty-one Funds.

This report covers the Managed Futures Strategy Fund (the “Fund”).

Guggenheim Investments (“GI”) provides advisory services, and Rydex Fund Services, LLC (“RFS”) provides transfer agent, administrative and accounting services to the Trust. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI, RFS and GFD are affiliated entities.

Consolidation of Subsidiary

The consolidated financial statements of the Fund include the accounts of a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”). Significant inter-company accounts and transactions have been eliminated in consolidation for the Fund.

The Fund may invest up to 25% of its total assets in its Subsidiary which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies.

A summary of the Fund’s investment in its Subsidiary is as follows:

Fund	Inception Date of Subsidiary	Subsidiary Net Assets at June 30, 2014	% of Net Assets of the Fund at June 30, 2014
Managed Futures Strategy Fund	05/01/08	$13,542,524	5.6%

Significant Accounting Policies

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of a fund is calculated by dividing the market value of the fund’s securities and other assets, less all liabilities, by the number of outstanding shares of the fund.

A. Valuations of the Fund’s securities are supplied primarily by pricing services approved by the Board of Trustees. A Valuation Committee is responsible for the oversight of the valuation process of the Fund and convenes monthly, or more frequently as needed. The Valuation Committee will review the valuation of all assets which have been fair valued for reasonableness. The Trust’s officers, through the Valuation Committee under the general supervision of the Board of Trustees, regularly review procedures used by, and valuations provided by, the pricing services.

Open-end investment companies (“Mutual Funds”) are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds (“ETFs”) are valued at the last quoted sales price.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker/dealer supplied valuations or are obtained from

16 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, which approximates market value.

Repurchase agreements are valued at amortized cost, which approximates market value.

Typically loans are valued using information provided by an independent third party pricing service which uses broker quotes in a non-active market. If the pricing service cannot or does not provide a valuation for a particular loan or such valuation is deemed unreliable, such loan is fair valued by the Valuation Committee.

The value of futures contracts is accounted for using the unrealized gain or loss on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the Official Settlement Price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

Investments for which market quotations are not readily available are fair valued as determined in good faith by GI under the direction of the Board of Trustees using methods established or ratified by the Board of Trustees. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value.” Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

In connection with futures contracts and other derivative investments, obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

B.  Senior loans in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The interest rate indicated is the rate in effect at June 30, 2014.

C. The Fund may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, the Fund may sell such securities before the settlement date.

D.  Upon entering into a futures contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 17

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

E.  Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Distributions received from investments in REITs are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer.

F.  Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

G.  Interest and dividend income, most expenses, all realized gains and losses, and all unrealized gains and losses are allocated to the classes based upon the value of the outstanding shares in each class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis upon the respective aggregate net assets of each Fund included in the Trust.

H. The Fund may leave cash overnight in its cash account with the custodian. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.

I.  Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2. Financial Instruments

As part of its investment strategy, the Fund utilizes a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statement of Assets and Liabilities.

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as restricted cash on the Statement of Assets and Liabilities; securities held as collateral are noted on the Schedule of Investments.

The Fund uses derivative instruments to achieve leveraged exposure to its underlying index. Since the Fund’s investment strategy involves consistently applied leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index. In addition, as investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, this creates an opportunity for increased net income but, at the same time, additional leverage risk. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if the Fund had not been leveraged.

In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. The Fund uses, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or the repurchase agreements allocated to the Fund.

18 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

3. Fees and Other Transactions with Affiliates

Under the terms of an investment advisory contract, the Fund pays GI investment advisory fees calculated at an annualized rate of 0.90% of the average daily net assets.

RFS provides transfer agent and administrative services to the Fund calculated at an annualized rate of 0.20% of the average daily net assets of Y-Class and 0.25% of the average daily net assets of the remaining classes, respectively.

RFS also provides accounting services to the Fund for fees calculated at annualized rates below, based on the average daily net assets of the Fund.

Fund Accounting Fees	(as a % of Net Assets)
On the first $250 million	0.10%
On the next $250 million	0.075%
On the next $250 million	0.05%
Over $750 million	0.03%

RFS engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Trust has adopted a Distribution Plan applicable to A-Class shares and H-Class shares for which GFD and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Fund will pay distribution fees to GFD at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GFD, in turn, will pay the Service Provider out of its fees. GFD may, at its discretion, retain a portion of such payments to compensate itself for distribution services.

The Trust has adopted a separate Distribution and Shareholder Services Plan applicable to its C-Class shares that allows the Fund to pay annual distribution and service fees of 1.00% of the Fund’s C-Class shares average daily net assets. The annual 0.25% service fee compensates the shareholder’s financial advisor for providing ongoing services to the shareholder. The annual distribution fee of 0.75% reimburses GFD for paying the shareholder’s financial advisor an ongoing sales commission. GFD advances the first year’s service and distribution fees to the financial advisor. GFD retains the service and distribution fees on accounts with no authorized dealer of record.

GI has contractually agreed to waive the management fee it receives from the Subsidiary in an amount equal to the management fee paid to GI by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by GI unless GI obtains the prior approval of the Fund’s Board of Trustees for such termination.

For the period ended June 30, 2014, GFD retained sales charges of $193,365 relating to sales of A-Class shares of the Trust.

On February 19, 2014, GI voluntarily made a capital contribution of $1,781 to the Managed Futures Strategy Fund for losses incurred during fund trading.

Certain trustees and officers of the Trust are also officers of GI, RFS and GFD.

4. Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1	—	quoted prices in active markets for identical assets or liabilities.

Level 2	—	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3	—	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 19

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The following table summarizes the inputs used to value the Fund’s net assets at June 30, 2014:

	Level 1 Investments In Securities	Level 1 Other Financial Instruments*	Level 2 Investments In Securities	Level 2 Other Financial Instruments*	Level 3 Investments In Securities	Total
Assets
Managed Futures Strategy Fund	$135,391,687	$7,703,989	$81,401,876	$2,446,218	$—	$226,943,770

Liabilities
Managed Futures Strategy Fund	$—	$1,945,366	$—	$765,549	$—	$2,710,915

*	Other financial instruments may include futures contracts which are reported as unrealized gain/loss at period end.

Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they may be computed by the Fund’s investment adviser or an affiliate. In any event, values may be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information and analysis. A significant portion of the Fund’s assets and liabilities are categorized as Level 2 or Level 3, as indicated in this report.

Indicative quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may be also used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although indicative quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in an indicative quote would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly indicative quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates. The Fund’s fair valuation guidelines were recently revised to transition such monthly indicative quoted securities from Level 2 to Level 3.

For the period ended June 30, 2014, there were no transfers between levels.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

5. Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. Government Agencies. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

20 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

At June 30, 2014, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
HSBC Group			U.S. Treasury Strips
0.03%			0.00%
Due 07/01/14	$323,197,456	$323,197,680	02/15/24 - 05/15/43	$607,090,900	$329,661,432

RBC Capital Markets			U.S. Treasury Notes
0.03%			1.75%
Due 07/01/14	169,796,084	169,796,202	05/15/22 - 05/15/23	181,670,100	173,192,017

Deutsche Bank			U.S. Treasury Note
0.03%			0.63%
Due 07/01/14	81,000,000	81,000,056	10/15/16	82,434,000	82,620,085

Mizuho Financial Group, Inc.			U.S. Treasury Note
0.02%			4.50%
Due 07/01/14	34,148,506	34,148,520	08/15/39	14,035,600	17,513,988
			U.S. TIP Note
			0.13%
			04/15/16	7,377,600	8,137,511
			U.S. Treasury Strips
			0.00%
			08/15/16 - 08/15/19	9,690,400	9,180,007

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment advisor, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

6. Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, Credit Suisse acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with Credit Suisse, cash collateral is invested in one or more joint repurchase agreements collateralized by obligations of the U.S. Treasury or Government Agencies and cash. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand.

At June 30, 2014, the Fund did not participate in securities lending.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 21

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

7. Derivative Investment Holdings Categorized by Risk Exposure

U.S. GAAP requires disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Fund utilized derivatives for the following purposes:

Fund	Index Exposure	Liquidity
Managed Futures Strategy Fund	x	x

The following table represents the notional amount of derivative instruments outstanding, as an approximate percentage of the Fund’s net assets on a daily basis.

	Approximate percentage of Fund’s net assets on a daily basis
Fund	Long	Short
Managed Futures Strategy Fund	340%	70%

The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of June 30, 2014:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Interest Rate/Currency/Commodity contracts	Variation margin	Variation margin

The following table sets forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at June 30, 2014:

Asset Derivative Investments Value
Fund	Futures Equity Contracts*	Futures Currency Contracts*	Futures Interest Rate Contracts*	Futures Commodity Contracts*	Total Value at June 30, 2014
Managed Futures Strategy Fund	$1,989,059	$1,447,469	$1,852,016	$4,861,663	$10,150,207

Liability Derivative Investments Value
Fund	Futures Equity Contracts*	Futures Currency Contracts*	Futures Interest Rate Contracts*	Futures Commodity Contracts*	Total Value at June 30, 2014
Managed Futures Strategy Fund	$833,621	$400,133	$312,510	$1,164,651	$2,710,915

*
Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the period ended June 30, 2014:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Interest Rate/Currency/Commodity contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts

22 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statement of Operations categorized by primary risk exposure for the period ended June 30, 2014:

Realized Gain (Loss) on Derivative Investments Recognized on the Statement of Operations
Fund	Futures Equity Contracts	Futures Currency Contracts	Futures Interest Rate Contracts	Futures Commodity Contracts	Total
Managed Futures Strategy Fund	$5,503,171	$1,174,511	$(3,333,262)	$(2,281,843)	$1,062,577

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statement of Operations
Fund	Futures Equity Contracts	Futures Currency Contracts	Futures Interest Rate Contracts	Futures Commodity Contracts	Total
Managed Futures Strategy Fund	$(7,063,929)	$(2,305,877)	$1,217,874	$(1,319,944)	$(9,471,876)

8. Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on Federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed.

The Fund intends to invest up to 25% of its assets in the Subsidiary which is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements under Subchapter M of the Internal Revenue Code. The Fund has received a private letter ruling from the IRS that concludes that the income the Fund receives from the Subsidiary will constitute qualifying income for purposes of Subchapter M of the Internal Revenue Code. The Subsidiary will be classified as a corporation for U.S. federal income tax purposes. A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business.

The RIC Modernization Act of 2010 was signed into law on December 22, 2010, and simplified some of the tax provisions applicable to regulated investment companies, the tax reporting to their shareholders and improved the tax efficiency of certain fund structures. The greatest impact to the disclosure in the financial reports for the Fund was on the treatment of net capital losses, effective for tax years beginning after December 22, 2010.

One of the more prominent changes addresses capital loss carryforwards. The Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. As a result of this ordering rule, pre-enactment capital carryforwards may potentially expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 23

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

At June 30, 2014, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Gain	Tax Unrealized Loss	Net Unrealized Loss
Managed Futures Strategy Fund	$327,423,305	$—	$(110,629,742)	$(110,629,742)

9. Securities Transactions

For the period ended June 30, 2014, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Managed Futures Strategy Fund	$118,346,818	$86,368,486

10. Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act. Transactions during the period ended June 30, 2014 in which the portfolio company is an “affiliated person” are as follows:

Fund	Security	Value 12/31/13	Additions	Reductions	Value 06/30/14	Shares 06/30/14	Investment Income
Managed Futures Strategy Fund	Mutual Funds:
	Guggenheim Strategy Fund II	$—	$64,264,224	$6,000,000	$58,212,139	2,331,283	$246,102
	Guggenheim Strategy Fund III	—	47,082,446	—	47,071,684	1,883,621	135,862

11. Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted, $75,000,000 line of credit from U.S. Bank, N.A., which expires June 13, 2015. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 1.25% for the period ended June 30, 2014. The Fund did not have any borrowings under this agreement at June 30, 2014.

The average daily balances borrowed for the period ended June 30, 2014 was as follows:

Fund	Average Daily Balance
Managed Futures Strategy Fund	$9,381

12. Legal Proceedings

Tribune Company

Rydex Series Funds has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Series Funds of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave the Tribune Company insolvent.

24 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Series Funds, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Series Funds has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2696 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. The Court of Appeals has scheduled oral argument for November 5, 2014.

On May 23, 2014, the Shareholder Liaison Counsel filed a “global” motion to dismiss Count I of the FitzSimons action on behalf of all Shareholder Defendants. Count I is the claim for intentional fraudulent conveyance brought under federal law, and the global motion, if granted, would result in the dismissal of all Shareholder Defendants from the lawsuit. On June 23, 2014, the plaintiff filed a response brief opposing the global motion. On July 3, 2014, the Shareholder Liaison Counsel filed a reply brief in further support of the motion. The District Court has not yet issued a decision on the motion.

None of these lawsuits alleges any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500® Pure Value Fund, Multi-Cap Core Equity Fund, S&P 500® Fund, Multi-Hedge Strategies Fund and Hedged Equity Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $28,220, $109,242, $9,860, $3,400, $1,181,160, and $10,880, respectively. At this stage of the proceedings, Rydex Series Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Lyondell Chemical Company

In December 2011, Rydex Series Funds was named as a defendant in Weisfelner, as Trustee of the LB Creditor Trust, v. Fund 1 (In re Lyondell Chemical Co.), Adv. Pro. No. 10-4609 (Bankr. S.D.N.Y.) (the “Creditor Trust action”).

Similar to the claims made in the Tribune matter, the Weisfelner complaint seeks to have set aside and recovered as fraudulent transfers from former Lyondell Chemical Company (“Lyondell”) shareholders the consideration paid to them pursuant to the cash out merger of Lyondell shareholders in connection with the combination of Lyondell and Basell AF in 2007. Lyondell filed for bankruptcy in 2008.

On April 7, 2014, the plaintiff filed a Third Amended Complaint. In the related action entitled Weisfelner, as Trustee of the LB Litigation Trust v. A. Holmes & H. Holmes TTEE (In re Lyondell Co.), Adversary Proceeding No. 10-5525 (Bankr. S.D.N.Y.) (the “Litigation Trust action”), the plaintiff also filed a Second Amended Complaint that alleges a claim against the former Lyondell shareholders under federal law for intentional fraudulent transfer.

On May 8, 2014, the plaintiff in the Litigation Trust action filed a motion to certify a defendant class generally comprised of all former Lyondell shareholders that received proceeds in exchange for their shares in the 2007 merger transaction.

On July 2, 2014, the Bankruptcy Court issued a case management order. Under the terms of the order, the defendants are permitted to file “omnibus” motions to dismiss the amended complaints on July 30, 2014. The omnibus motions are limited to grounds for dismissal that are applicable to all defendants in such action. No potential defense (including, without limitation, lack of personal jurisdiction, insufficiency of service of process, or any other non-omnibus ground for dismissal of the complaint in any or all of the actions) shall be waived by a defendant’s failure to assert any such potential defense in an omnibus motion to dismiss. The plaintiffs’ oppositions to the motions to dismiss are due September

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 25

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(concluded)

15, 2014, and the defendants’ reply briefs are due October 22, 2014. The order further provided that the defendants’ opposition to the May 8, 2014 motion to certify a defendant class in the Litigation Trust action will be due on November 21, 2014. The plaintiff’s reply brief in support of class certification will be due on December 23, 2014. The Court will hold an oral argument on the motions to dismiss and on the motion for class certification on January 14, and, if necessary, January 15, 2015. The Court further ordered that, with certain exceptions, all discovery in the actions shall be stayed until the briefing of the class certification motion has concluded. Discovery shall begin promptly after the completion of all briefing on the class certification motion.

These lawsuits do not allege any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds received cash proceeds from the cash out merger in the following amounts: Basic Materials Fund - $1,725,168; Long Short Equity Fund f/k/a U.S. Long Short Momentum Fund - $2,193,600; Global 130/30 Strategy Fund - $37,920; Hedged Equity Fund - $1,440; and Multi-Hedge Strategies Fund - $1,116,480. At this stage of the proceedings, Rydex Series Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

26 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Office Locations

The offices of Guggenheim Investments can be found in the following locations:

330 Madison Avenue
10th Floor
New York, NY 10017
(Headquarters)

Four Irvington Centre
805 King Farm Boulevard
Suite 600
Rockville, MD 20850

9401 Indian Creek Parkway
40 Corporate Woods
Suite 850
Overland Park, KS 66210

Distributor Change

Effective March 3, 2014, Guggenheim Distributors, LLC (“GD”), the distributor for shares of the Funds was be consolidated into and with Guggenheim Funds Distributors, LLC (“GFD”). Following the consolidation, GFD serves as the Funds’ distributor.

GD and GFD are both indirect, wholly-owned subsidiaries of Guggenheim Capital, LLC and, therefore, the consolidation will not result in a change of actual control of the Funds’ distributor. The primary goal of the consolidation is to achieve greater operational efficiencies and allow all of the Guggenheim funds, including funds that are not series of the Trusts, to be distributed by a single distributor.

The consolidation is not expected to affect the day-to-day management of the Funds or result in any material changes to the distribution of the Funds, including any changes to the distribution fees paid by the Funds.

Board Considerations in Approving the Investment Advisory Agreements

The Board of Trustees (the “Board”) of the Rydex Series Funds (the “Trust”), including the Trustees who are not “interested persons,” as defined by the Investment Company Act of 1940, of the Trust (“Independent Trustees”), at an in-person meeting held on June 4, 2014, called for the purpose of, among other things, consideration of, and voting on, the approval and continuation of the investment advisory agreement (the “Investment Advisory Agreement”) between

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 27

OTHER INFORMATION (Unaudited)(continued)

the Trust and Security Investors, LLC (the “Adviser”) applicable to each series of the Trust (each, a “Fund” and collectively, the “Funds”), unanimously approved the continuation of the Investment Advisory Agreement for an additional one-year period, based on the Board’s review of qualitative and quantitative information provided by the Adviser. The Board had previously considered information pertaining to the renewal of the Investment Advisory Agreement at an in-person meeting held on May 15, 2014 (together, with the June 4 meeting, the “Meetings”).

In reaching the conclusion to approve the continuation of the Investment Advisory Agreement, the Independent Trustees requested and obtained from the Adviser such information as the Independent Trustees deemed reasonably necessary to evaluate the Investment Advisory Agreement. The Independent Trustees carefully evaluated this information and were advised with respect to their deliberations by independent legal counsel, who attended both Meetings. In addition, the Board also received a memorandum from Fund counsel regarding the responsibilities of the Board for the approval of investment advisory agreements, and the Independent Trustees participated in question and answer sessions with representatives of the Adviser.

In considering the approval of the Investment Advisory Agreement, the Board determined that the agreement would enable shareholders of the Funds to continue to obtain high quality services at a cost that was appropriate, reasonable, and in the best interests of their shareholders. The Board, including the Independent Trustees, unanimously approved the Investment Advisory Agreement. In reaching their decision, the Trustees carefully considered information that they had received throughout the year as part of their regular oversight of the Funds, including, in particular, information from the Adviser that the Board had received relating to Investment Advisory Agreement at the Meetings. The Board noted that, at the Meetings, they had obtained and reviewed a wide variety of information, including FUSE reports (described below) that provide comparative information regarding each Fund’s fees, expenses, and performance relative to the fees, expenses, and performance of other comparable funds.

As a part of their consideration of the approval of the Investment Advisory Agreement at the Meetings, the Board, including the Independent Trustees, had evaluated a number of considerations, including among others: (a) the nature, extent and quality of the Adviser’s investment advisory and other services; (b) the Adviser’s investment management personnel; (c) the Adviser’s operations and financial condition; (d) the Adviser’s brokerage practices (including any soft dollar arrangements) and the variety and complexity of its investment strategies; (e) the level of the fees that the Adviser charges compared with the fees charged to comparable funds or accounts by other investment advisers, giving special attention to the absence of breakpoints in these fees and the rationale provided by the Adviser as to why the addition of breakpoints was not currently appropriate; (f) each Fund’s overall fees and operating expenses compared with peer funds; (g) the level of the Adviser’s profitability from its Fund-related operations; (h) the Adviser’s compliance systems; (i) the Adviser’s policies and compliance procedures applicable to personal securities transactions; (j) the Adviser’s reputation, expertise and resources in the financial markets; and (k) Fund performance compared with peer funds and/or appropriate benchmarks. In its deliberations, the Board did not identify any single piece of information that was all-important or controlling. Based on the Board’s deliberations at the Meetings, the Board, including all of the Independent Trustees, unanimously: (a) concluded that terms of the Investment Advisory Agreement were fair and reasonable; (b) concluded that the Adviser’s fees were reasonable in light of the services that it provides to the Funds; and (c) agreed to approve and continue the Investment Advisory Agreement based upon the following considerations, among others:

•
Nature, Extent and Quality of Services Provided by the Adviser. At the Meetings, the Board evaluated, among other things, the Adviser’s business, financial resources, quality and quantity of personnel, experience, past performance, the variety and complexity of its investment strategies, brokerage practices, and the adequacy of its compliance systems. The Board reviewed the scope of services to be provided by the Adviser under the Investment Advisory Agreement and noted that there would be no significant differences between the scope of services required to be provided by the Adviser for the past year and the scope of services required to be provided during the upcoming year. The Board also considered the Adviser’s representations to the Board that the Adviser would continue to provide investment and related services that were of materially the same quality and quantity as services provided to the Funds in the past, and that these services are appropriate in scope and extent in light of the Funds’ operations, the competitive landscape of the investment company business and investor needs.

28 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

OTHER INFORMATION (Unaudited)(concluded)

•
Fund Expenses and Performance of the Funds and the Adviser. At the Meetings, the Board reviewed statistical information provided by the Adviser regarding the expense ratio components and performance of each Fund. The Adviser engaged FUSE Research Network LLC (“FUSE”), an independent, third party research provider, to prepare advisory contract renewal reports to help the Board fulfill its advisory contract renewal responsibilities. The objective of the reports is to present the subject Funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. This statistical information related to the expense ratio components included actual advisory fees, waivers/reimbursements, and gross and net total expenses for each Fund in comparison to other funds with shared key characteristics (e.g., asset size, fee structure, sector or industry) determined by FUSE to comprise each Fund’s applicable peer group. The Board also considered the Adviser’s representation that it found the peer groups compiled by FUSE to be appropriate. The statistical information related to the performance of each Fund included three month and one, three, and five year performance for the Fund compared to its peers.

•
Costs of Services Provided to the Funds and Profits Realized by the Adviser and its Affiliates. At the Meetings, the Board reviewed information about the profitability of the Funds to the Adviser based on the advisory fees payable under the current Investment Advisory Agreement for the last calendar year. At the Meetings, the Board also analyzed the Funds’ expenses, including the investment advisory fees paid to the Adviser, and reviewed reports prepared by FUSE comparing the expense ratios of the Funds to those of other comparable funds. The Board also reviewed information regarding the direct revenue received by the Adviser and ancillary revenue received by the Adviser and/ or its affiliates in connection with the services provided to the Funds by the Adviser and/or its affiliates. The Board also discussed the Adviser’s profit margin, including the methodology used, as reflected in the Adviser’s profitability analysis.

•
Economies of Scale. In connection with its review of the Funds’ profitability analysis at the Meetings, the Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Funds’ asset levels. The Board noted that the fees would not change due to breakpoints under the current Investment Advisory Agreement, and that no additional economies of scale would be directly realized as a result of increases in the asset levels of the Funds. In light of the relatively small size of many of the Funds and the fact that the size of individual Funds in the complex increases and decreases significantly from time to time due to unlimited trading that is permitted among most of the Funds in the complex, the Board concluded that economies of scale were not likely to be directly realized as a result of increases in the asset levels of the individual Funds, and accordingly, fee breakpoints were not currently appropriate for the Funds.

•
Other Benefits to the Adviser and/or its Affiliates. In addition to evaluating the services provided by the Adviser, the Board considered the nature, extent, quality and cost of certain administrative, distribution, and shareholder services performed by the Adviser’s affiliates under separate agreements and the Distribution and Shareholders Services Plan pursuant to Rule 12b-1 of the 1940 Act.

On the basis of the information provided to it and its evaluation of that information, the Board, including the Independent Trustees, concluded that the terms of the Investment Advisory Agreement for the Funds were reasonable, and that approval of the Investment Advisory Agreement was in the best interests of the Funds.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 29

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by calling 800.820.0888.

All Trustees and Officers may be reached c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, MD 20850.

Name and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee
INTERESTED TRUSTEE
Donald C. Cacciapaglia* (1951)	Trustee from 2012 to present.	Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present). Former: Chairman and Chief Executive Officer, Channel Capital Group, Inc. (2002-2010).	214	Delaware Life (2013-present); Guggenheim Life and Annuity Company (2011-present); Paragon Life Insurance Company of Indiana (2011-present).
INDEPENDENT TRUSTEES
Corey A. Colehour (1945)	Trustee and Member of the Audit, Governance, and Nominating Committees from 1998 to present.	Retired.	131	None.
J. Kenneth Dalton (1941)	Trustee, Member and Chairman of the Audit Committee, and Member of the Governance and Nominating Committees from 1998 to present; and Member of the Risk Oversight Committee from 2010 to present.	Retired.	131	Trustee of Epiphany Funds (4) (2009-present).
John O. Demaret (1940)	Trustee from 1998 to present and Chairman of the Board from 2006 to present; Member and Chairman of the Audit Committee from 1998 to present; and Member of the Risk Oversight Committee from 2010 to present.	Retired.	131	None.
Werner E. Keller (1940)	Vice Chairman of the Board of Trustees from 2010 to present; Trustee and Member of the Audit, Governance, and Nominating Committees from 2005 to present; and Chairman and Member of the Risk Oversight Committee from 2010 to present.	Current: Founder and President, Keller Partners, LLC (investment research firm) (2005-present).	131	None.

30 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES - concluded
Thomas F. Lydon, Jr. (1960)	Trustee and Member of the Audit, Governance, and Nominating Committees from 2005 to present.	Current: President, Global Trends Investments (registered investment adviser) (1996-present).	131	Board of Directors of US Global Investors (GROW) (1995-present).
Patrick T. McCarville (1942)	Trustee, Member of the Audit Committee, and Chairman and Member of the Governance and Nominating Committees from 1998 to present.	Retired. Former: Chief Executive Officer, Par Industries, Inc., d/b/a Par Leasing (1977-2010).	131	None.
Roger Somers (1944)	Trustee and Member of the Audit, Governance, and Nominating Committees from 1998 to present.	Current: Founder and Chief Executive Officer, Arrow Limousine (1962-present).	131	None.

Name, Address and Year of Birth of Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS
Donald C. Cacciapaglia (1951)	President (2012-present).
Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present).

Former: Chairman and Chief Executive Officer, Channel Capital Group Inc. (2002-2010).

Michael P. Byrum (1970)	Vice President (1999-present).
Current: Senior Vice President, Security Investors, LLC (2010-present); President and Chief Investment Officer, Rydex Holdings, LLC (2008-present); Director and Chairman, Advisory Research Center, Inc. (2006-present); Manager, Guggenheim Specialized Products, LLC (2005-present).

Former: Vice President, Guggenheim Distributors, LLC (2009); Director (2009-2010) and Secretary (2002-2010), Rydex Fund Services, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors II, LLC.

Nikolaos Bonos (1963)	Vice President and Treasurer (2003-present).
Current: Treasurer and Vice President, certain other funds in the Fund Complex (2003-present); Senior Vice President, Security Investors, LLC (2010-present); Chief Executive Officer, Guggenheim Specialized Products, LLC (2009-present); President and Chief Executive Officer, Rydex Fund Services, LLC (2009-present); Vice President, Rydex Holdings, LLC (2008-present).

Former: Senior Vice President, Security Global Investors, LLC (2010-2011); Senior Vice President, Rydex Advisors, LLC (2006-2011); Senior Vice President, Rydex Advisors II, LLC (2006-2011).

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 31

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address and Year of Birth of Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS - concluded
Elisabeth Miller (1968)	Chief Compliance Officer (2012-present).
Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Chief Compliance Officer, Security Investors, LLC (2012-present); Chief Compliance Officer, Guggenheim Funds Investment Advisors, LLC (2012-present); Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

Joseph M. Arruda (1966)	Assistant Treasurer (2006-present).
Assistant Treasurer (2006-present). Current: Assistant Treasurer, certain other funds in the Fund Complex (2006-present); Vice President, Security Investors, LLC (2010-present); Chief Financial Officer and Manager, Guggenheim Specialized Products, LLC (2009-present).

Former: Vice President, Security Global Investors, LLC (2010-2011); Vice President, Rydex Advisors, LLC (2010); Vice President, Rydex Advisors II, LLC (2010).

Amy J. Lee (1961)	Vice President (2009-present) and Secretary (2012-present).
Current: Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

*	Mr. Cacciapaglia is an “interested” person of the Trust, as that term is defined in the 1940 Act by virtue of his affiliation with the Advisor’s parent company.
**
The “Fund Complex” includes all closed-end and open-end funds (including all of their portfolios) advised by the Advisor and any funds that have an investment adviser or servicing agent that is an affiliated person of the Advisor. Information provided is as of the date of this report.

32 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)

Rydex Funds, Guggenheim Funds, Rydex Investments, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Security Distributors, Inc., Guggenheim Partners Investment Managers, LLC, and Rydex Advisory Services (Collectively “Guggenheim Investments”).

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone—whether it is your personal information or if you are a current or former Guggenheim Investments client.

The Information We Collect About You

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Investments funds or one of the Guggenheim Investments affiliated companies. “Nonpublic personal information” is personally identifiable private information about you. For example, it includes information regarding your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g., purchase and redemption history).

How We Handle Your Personal Information

As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new Rydex and Guggenheim Investments funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.

Opt Out Provisions

We do not sell your personal information to anyone. The law allows you to “opt out” of only certain kinds of information sharing with third parties. The firm does not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 33

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)(concluded)

How We Protect Privacy Online

Our concern for the privacy of our shareholders also extends to those who use our web site, guggenheiminvestments.com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Guggenheim Investments web site offers customized features that require our use of “http cookies”—tiny pieces of information that we ask your browser to store. However, we make very limited use of these cookies. We only use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your email address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information

We restrict access to nonpublic personal information about shareholders to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We’ll Keep You Informed

As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You will also be able to access our privacy policy from our web site at guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us at 800.820.0888 or 301.296.5100.

34 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

June 30, 2014

Guggenheim Funds Semi-Annual Report

Guggenheim Alternative Fund
Guggenheim Multi-Hedge Strategies Fund

Rydex Specialty Fund
Rydex Commodities Strategy Fund

RDXSGIALT-SEMI-0614x1214	guggenheiminvestments.com

Go Green! Eliminate Mailbox Clutter

Go paperless with Guggenheim Investments eDelivery—a service giving you full online access to account information and documents. Save time, cut down on mailbox clutter and be a friend to the environment with eDelivery.

With Guggenheim Investments eDelivery you can:

•	View online confirmations and statements at your convenience.

•	Receive email notifications when your most recent confirmations, statements and other account documents are available for review.

•	Access prospectuses, annual reports and semiannual reports online.

It’s easy to enroll: 1. Visit guggenheiminvestments.com/edelivery 2. Follow the simple enrollment instructions

If you have questions about the Guggenheim Investments eDelivery service, contact one of our Shareholder Service Representatives at 800.820.0888.

This report and the financial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Distributed by Guggenheim Funds Distributors, LLC. GI-GOGREEN-0414 x0415 #12604

TABLE OF CONTENTS

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	3
ABOUT SHAREHOLDERS’ FUND EXPENSES	4
ALTERNATIVE FUND
MULTI-HEDGE STRATEGIES FUND	6
SPECIALTY FUND
COMMODITIES STRATEGY FUND	24
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	31
OTHER INFORMATION	44
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	47
GUGGENHEIM INVESTMENTS PRIVACY POLICIES	50

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 1

June 30, 2014

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the semi-annual shareholder report for funds that are part of the Rydex Series Funds (the “Funds”). This report covers performance of the Funds for the semi-annual period ended June 30, 2014.

The Investment Adviser is a part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC, (“Guggenheim”) a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Donald C. Cacciapaglia
President
July 31, 2014

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

The Funds may not be suitable for all investors. Investing involves risks, including the entire loss of principal amount invested. Certain Funds may be affected by risks that include those associated with sector concentration, international investing, investing in small and/or medium size companies, and/or the Funds’ possible use of investment techniques and strategies such as leverage, derivatives and short sales of securities. Please see each Fund’s prospectus for more information.

2 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	June 30, 2014

Economic growth hit a winter soft patch in the first quarter of 2014, but strong underlying fundamentals helped the economy strengthen in the second quarter. The economy is adding an average of 214,000 jobs per month in 2014, while the housing market is being helped by an improving labor market, subdued mortgage rates, and tight inventory. State and local government spending is positive for growth for the first time in five years. After the period end, minutes released from the U.S. Federal Reserve’s (the “Fed”) June meeting indicated a clear end-date for its quantitative easing program–October 2014–following reductions that began in January of the Fed’s monthly purchases of U.S. Treasury securities and mortgage-backed securities.

Overseas political concerns, European monetary policy, and devaluation of the Chinese currency combined in the period to help push global investors into U.S. Treasuries, driving rates lower. As growth accelerates in the U.S., rates are expected to climb, but the upward pressure on rates from economic growth could be offset by increasing overseas demand and falling debt issuance by the U.S. government, putting a cap on how far rates can rise before the Fed begins tightening.

Recent economic data suggest that growth is improving slowly in the euro zone core and, even more so, in the peripheral countries. The European Central Bank has enacted further monetary easing, which is expected to push both yields and the euro lower, supporting the recovery. Asia is seeking an export-led rebound, although more monetary accommodation may be needed to sustain Japan’s economic expansion. Recent reforms in China are having a positive effect, but policymakers continue to depreciate the currency to help maintain export competitiveness.

Global central banks continue to flood markets with abundant liquidity. A synchronous global expansion is beginning to take hold, creating a positive environment for risk assets. We are approaching the speculative phase of the bull market in both equity and credit. Equities continue to benefit from an improving economy and continued capital flows into the U.S. Credit spreads continue to remain tight in the near term. Historically, spreads don’t begin to widen until defaults rise, which typically takes place one to two years after the Fed begins a tightening cycle.

For the six-month period ended June 30, 2014, the Standard & Poor’s 500® (“S&P 500”) Index* returned 7.14%. Foreign markets were also strong: the Morgan Stanley Capital International (“MSCI”) Europe-Australasia-Far East (“EAFE”) Index* returned 4.78%. The return of the MSCI Emerging Markets Index* was 6.14%.

In the bond market, the Barclays U.S. Aggregate Bond Index* posted a 3.93% return for the period, while the Barclays U.S. Corporate High Yield Index* returned 5.46%. The return of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.02% for the six-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS.

Barclays U.S. Corporate High Yield Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below.

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of the U.S. stock market.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 3

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning December 31, 2013 and ending June 30, 2014.

The following tables illustrate a Fund’s costs in two ways:

Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

4 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio1	Fund Return	Beginning Account Value December 31, 2013	Ending Account Value June 30, 2014	Expenses Paid During Period2
Table 1. Based on actual Fund return3
Multi-Hedge Strategies Fund
A-Class	2.67%	0.04%	$1,000.00	$1,000.40	$13.24
C-Class	3.41%	(0.28%)	1,000.00	997.20	16.89
H-Class	2.66%	0.09%	1,000.00	1,000.90	13.20
Institutional Class	2.48%	0.17%	1,000.00	1,001.70	12.31
Commodities Strategy Fund
A-Class	1.56%	4.69%	1,000.00	1,046.90	7.92
C-Class	2.30%	4.31%	1,000.00	1,043.10	11.65
H-Class	1.54%	4.62%	1,000.00	1,046.20	7.81

Table 2. Based on hypothetical 5% return (before expenses)
Multi-Hedge Strategies Fund
A-Class	2.67%	5.00%	$1,000.00	$1,011.55	$13.32
C-Class	3.41%	5.00%	1,000.00	1,007.88	16.98
H-Class	2.66%	5.00%	1,000.00	1,011.60	13.27
Institutional Class	2.48%	5.00%	1,000.00	1,012.50	12.37
Commodities Strategy Fund
A-Class	1.56%	5.00%	1,000.00	1,017.06	7.80
C-Class	2.30%	5.00%	1,000.00	1,013.39	11.48
H-Class	1.54%	5.00%	1,000.00	1,017.16	7.70

1
Annualized and excludes expenses of the underlying funds in which the Funds invest. This ratio represents annualized net expenses, which includes dividend and interest expense related to securities sold short. Excluding short dividend and interest expense, the operating expense ratio of the Multi-Hedge Strategies Fund would be 1.41%, 2.16%, 1.41% and 1.17% for the A-Class, C-Class, H-Class and Institutional Class, respectively.

2
Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

3	Actual cumulative return at net asset value for the period December 31, 2013 to June 30, 2014.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 5

FUND PROFILE (Unaudited)	June 30, 2014

MULTI-HEDGE STRATEGIES FUND

OBJECTIVE: Seeks long-term capital appreciation with less risk than traditional equity funds.

Consolidated Holdings Diversification (Market Exposure as % of Net Assets)

“Consolidated Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 19, 2005
C-Class	September 19, 2005
H-Class	September 19, 2005
Institutional Class	May 3, 2010

Ten Largest Holdings (% of Total Net Assets)
Emeritus Corp.	2.2%
Forest Laboratories, Inc.	2.2%
UNS Energy Corp.	2.1%
Time Warner Cable, Inc.	1.8%
Guggenheim Strategy Fund II	1.8%
Susser Holdings Corp.	1.8%
Pepco Holdings, Inc.	1.7%
Hudson City Bancorp, Inc.	1.5%
Covidien plc	1.3%
Questcor Pharmaceuticals, Inc.	1.2%
Top Ten Total	17.6%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

6 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2014
MULTI-HEDGE STRATEGIES FUND

	Shares	Value

COMMON STOCKS† - 55.5%
HEALTH CARE - 10.6%
Emeritus Corp.*,1	77,757	$2,461,009
Forest Laboratories, Inc.*,1	24,079	2,383,822
Covidien plc	16,317	1,471,467
Questcor Pharmaceuticals, Inc.2	14,025	1,297,172
Nordion, Inc.*,1	39,762	499,411
Omnicare, Inc.1	4,473	297,767
Express Scripts Holding Co.*,1	4,184	290,077
MEDNAX, Inc.*,1	4,978	289,471
DENTSPLY International, Inc.1	6,060	286,941
Cooper Companies, Inc.1	1,948	264,012
Pfizer, Inc.1	8,712	258,572
Chindex International, Inc.*,1	10,250	242,823
Humana, Inc.1	1,875	239,475
United Therapeutics Corp.*,1	2,489	220,251
Amgen, Inc.1	1,647	194,955
Covance, Inc.*,1	2,164	185,195
Johnson & Johnson1	1,334	139,563
Charles River Laboratories International, Inc.*	2,164	115,817
Idenix Pharmaceuticals, Inc.*	4,050	97,605
UnitedHealth Group, Inc.1	938	76,682
Universal Health Services, Inc. — Class B1	722	69,139
Biogen Idec, Inc.*,1	216	68,107
Regeneron Pharmaceuticals, Inc.*,1	216	61,014
DaVita HealthCare Partners, Inc.*,1	685	49,539
Jazz Pharmaceuticals plc*,1	216	31,754
PerkinElmer, Inc.1	181	8,478
Quest Diagnostics, Inc.1	108	6,339
Total Health Care		11,606,457

FINANCIALS - 9.2%
Hudson City Bancorp, Inc.1	165,788	1,629,697
Protective Life Corp.1	17,192	1,191,921
OmniAmerican Bancorp, Inc.1	38,314	957,850
Kemper Corp.1	8,369	308,481
Berkshire Hathaway, Inc. — Class B*,1	2,418	306,022
Hanover Insurance Group, Inc.1	4,798	302,994
Chimera Investment Corp.1	93,573	298,498
Everest Re Group Ltd.1	1,840	295,302
MFA Financial, Inc.1	35,423	290,823
ACE Ltd.1	2,778	288,079
Morgan Stanley1	8,910	288,060
CNA Financial Corp.1	7,070	285,769
Old Republic International Corp.1	17,171	284,008
Synovus Financial Corp.	11,249	274,251
Regions Financial Corp.1	25,756	273,529
Allstate Corp.1	4,459	261,832
Wells Fargo & Co.1	4,942	259,751
New York Community Bancorp, Inc.1	15,980	255,361
Ameriprise Financial, Inc.1	1,875	224,999
PartnerRe Ltd.1	1,767	192,974
Corrections Corporation of America1	5,231	171,838
Capital One Financial Corp.1	1,948	160,905
First Citizens BancShares, Inc. — Class A1	614	150,430
Fifth Third Bancorp1	6,494	138,647
XL Group plc — Class A1	3,319	108,631
SunTrust Banks, Inc.1	2,597	104,036
KeyCorp1	6,998	100,281
Axis Capital Holdings Ltd.1	2,237	99,054
Extra Space Storage, Inc.1	1,696	90,312
Annaly Capital Management, Inc.1	7,468	85,359
Hartford Financial Services Group, Inc.1	2,381	85,264
Tower Group International Ltd.1	44,112	79,402
Navient Corp.1	3,968	70,273
Bank of America Corp.1	3,246	49,891
PNC Financial Services Group, Inc.1	433	38,559
Reinsurance Group of America, Inc. — Class A1	397	31,323
Travelers Companies, Inc.1	289	27,186
Public Storage1	73	12,509
Assurant, Inc.1	181	11,865
Unum Group1	72	2,503
Franklin Resources, Inc.1	36	2,082
Total Financials		10,090,551

INFORMATION TECHNOLOGY - 8.2%
Tokyo Electron Ltd. ADR	53,832	919,989
RDA Microelectronics, Inc. ADR1	52,087	891,210
MICROS Systems, Inc.*	8,412	571,175
Giant Interactive Group, Inc. ADR1	39,519	467,905
iSoftStone Holdings Ltd. ADR*	71,866	392,388
Intel Corp.1	11,003	339,994
SanDisk Corp.1	2,994	312,663
Activision Blizzard, Inc.1	13,744	306,491
Microsoft Corp.1	7,214	300,824
AutoNavi Holdings Ltd. ADR*,1	14,242	297,659
Cisco Systems, Inc.1	11,832	294,025
DST Systems, Inc.1	3,175	292,639
CA, Inc.1	9,848	283,032
Hewlett-Packard Co.1	7,755	261,188
Computer Sciences Corp.1	3,787	239,338
Broadridge Financial Solutions, Inc.1	5,664	235,849
AVX Corp.1	16,197	215,096
QUALCOMM, Inc.1	2,634	208,613
EMC Corp.1	7,070	186,224
Brocade Communications Systems, Inc.1	18,217	167,596
IAC/InterActiveCorp1	2,416	167,259
Fidelity National Information Services, Inc.1	2,886	157,980
Ebix, Inc.2	10,048	143,787
Apple, Inc.1	1,512	140,510
CoreLogic, Inc.*,1	4,509	136,893
Xerox Corp.1	10,750	133,730
Ingram Micro, Inc. — Class A*,1	3,860	112,751
NVIDIA Corp.1	5,988	111,018
Corning, Inc.1	4,942	108,477

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 7

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2014
MULTI-HEDGE STRATEGIES FUND

Shares	Value

Western Digital Corp.1	1,118	$103,191
Lexmark International, Inc. — Class A1	2,056	99,017
Montage Technology Group Ltd.*,2	4,605	95,277
Micron Technology, Inc.*,1	2,272	74,862
Skyworks Solutions, Inc.1	1,515	71,144
Oracle Corp.1	1,587	64,321
First Solar, Inc.*,1	757	53,792
Leidos Holdings, Inc.1	1,226	47,005
FLIR Systems, Inc.1	901	31,292
Arrow Electronics, Inc.*,1	325	19,633
KLA-Tencor Corp.1	216	15,690
Harris Corp.1	36	2,727
Total Information Technology		9,074,254

UTILITIES - 6.5%
UNS Energy Corp.1	37,312	2,254,018
Pepco Holdings, Inc.1	68,767	1,889,717
Integrys Energy Group, Inc.1	6,502	462,487
Westar Energy, Inc.1	8,080	308,575
Great Plains Energy, Inc.1	11,218	301,428
Ameren Corp.1	7,251	296,421
DTE Energy Co.1	3,643	283,680
Pinnacle West Capital Corp.1	4,653	269,130
Atmos Energy Corp.1	4,545	242,703
NRG Energy, Inc.1	5,447	202,627
Northeast Utilities1	3,752	177,357
AES Corp.1	8,344	129,749
AGL Resources, Inc.1	1,804	99,274
UGI Corp.1	1,840	92,920
Xcel Energy, Inc.1	2,201	70,938
Public Service Enterprise Group, Inc.1	1,442	58,819
Alliant Energy Corp.1	722	43,941
Duke Energy Corp.1	181	13,428
Total Utilities		7,197,212

CONSUMER DISCRETIONARY - 6.4%
Time Warner Cable, Inc.1	13,634	2,008,288
DIRECTV*,1	10,793	917,513
RG Barry Corp.1	22,304	422,661
Lowe’s Companies, Inc.1	6,384	306,368
Liberty Interactive Corp. — Class A*,1	10,065	295,508
Time Warner, Inc.1	4,149	291,468
Whirlpool Corp.1	1,985	276,352
Lear Corp.1	2,886	257,778
Wyndham Worldwide Corp.1	3,355	254,041
Macy’s, Inc.1	4,149	240,725
Wendy’s Co.1	26,946	229,850
Thomson Reuters Corp.	5,880	213,797
The Gap, Inc.1	4,473	185,942
Garmin Ltd.1	2,597	158,157
Leggett & Platt, Inc.1	3,968	136,023
Gannett Company, Inc.1	4,328	135,510
GameStop Corp. — Class A1	3,211	129,949
Apollo Education Group, Inc. — Class A*,1	3,067	95,844
Royal Caribbean Cruises Ltd.1	1,479	82,232
PulteGroup, Inc.1	3,608	72,737
Darden Restaurants, Inc.	1,190	55,061
Deckers Outdoor Corp.*,1	614	53,007
Dillard’s, Inc. — Class A1	433	50,492
Visteon Corp.*,1	505	48,990
Hanesbrands, Inc.1	397	39,081
DeVry Education Group, Inc.1	830	35,142
Ford Motor Co.1	1,334	22,998
Kohl’s Corp.1	289	15,225
Time, Inc.*,1	518	12,546
Viacom, Inc. — Class B1	108	9,367
General Motors Co.1	144	5,227
Brinker International, Inc.1	36	1,751
Total Consumer Discretionary		7,059,630

CONSUMER STAPLES - 4.9%
Susser Holdings Corp.*,1	23,854	1,925,496
Safeway, Inc.1	22,465	771,448
Molson Coors Brewing Co. — Class B1	4,473	331,718
Kroger Co.1	6,168	304,884
Archer-Daniels-Midland Co.1	6,565	289,582
CVS Caremark Corp.1	3,787	285,427
Tyson Foods, Inc. — Class A1	7,035	264,095
Hormel Foods Corp.1	4,798	236,781
General Mills, Inc.1	4,365	229,337
Energizer Holdings, Inc.1	1,875	228,806
JM Smucker Co.1	1,155	123,088
Walgreen Co.1	1,587	117,644
Herbalife Ltd.2	1,696	109,460
Constellation Brands, Inc. — Class A*,1	685	60,369
Nu Skin Enterprises, Inc. — Class A1	541	40,012
Keurig Green Mountain, Inc.1	252	31,402
Coca-Cola Enterprises, Inc.1	361	17,249
Total Consumer Staples		5,366,798

INDUSTRIALS - 4.0%
Republic Services, Inc. — Class A1	8,261	313,670
Southwest Airlines Co.1	11,544	310,072
Oshkosh Corp.1	5,483	304,471
AMERCO1	1,046	304,134
Dover Corp.1	3,319	301,863
FedEx Corp.1	1,769	267,790
Trinity Industries, Inc.1	6,060	264,943
Crane Co.1	3,427	254,832
URS Corp.1	5,267	241,493
Air Lease Corp. — Class A1	5,953	229,666
Alliant Techsystems, Inc.1	1,696	227,128
Exelis, Inc.1	11,471	194,778
AECOM Technology Corp.*,1	5,880	189,336
Northrop Grumman Corp.1	1,551	185,546
Ryder System, Inc.1	1,875	165,169

8 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2014
MULTI-HEDGE STRATEGIES FUND

Shares	Value

Pitney Bowes, Inc.1	4,257	$117,578
GATX Corp.1	1,226	82,068
Alaska Air Group, Inc.1	793	75,375
AGCO Corp.1	938	52,734
Raytheon Co.1	541	49,907
Union Pacific Corp.1	482	48,080
Manpowergroup, Inc.1	541	45,904
United Rentals, Inc.*,1	397	41,578
Snap-on, Inc.1	289	34,252
General Electric Co.1	1,190	31,273
WABCO Holdings, Inc.*,1	181	19,334
Ingersoll-Rand plc1	252	15,753
Dun & Bradstreet Corp.1	108	11,902
ITT Corp.1	108	5,195
PACCAR, Inc.1	73	4,587
General Dynamics Corp.1	36	4,196
Total Industrials		4,394,607

MATERIALS - 2.6%
Yongye International, Inc.*,2	71,120	498,551
Dow Chemical Co.1	5,699	293,270
LyondellBasell Industries N.V. — Class A1	2,994	292,364
Rock-Tenn Co. — Class A1	2,705	285,622
Reliance Steel & Aluminum Co.1	3,787	279,140
CF Industries Holdings, Inc.1	1,082	260,253
Steel Dynamics, Inc.1	13,600	244,120
PetroLogistics, LP	16,894	242,598
Avery Dennison Corp.1	4,545	232,931
Cabot Corp.1	1,912	110,877
Ashland, Inc.1	901	97,975
Sonoco Products Co.1	577	25,348
Packaging Corporation of America1	252	18,015
Westlake Chemical Corp.1	144	12,061
Domtar Corp.1	146	6,256
International Paper Co.1	72	3,634
Total Materials		2,903,015

ENERGY - 2.3%
Hess Corp.1	3,246	320,998
Devon Energy Corp.1	4,041	320,855
Chevron Corp.1	2,308	301,309
Murphy Oil Corp.1	4,473	297,365
ConocoPhillips1	3,030	259,762
Helmerich & Payne, Inc.1	1,515	175,906
Denbury Resources, Inc.1	9,235	170,478
Rowan Companies plc — Class A1	4,761	152,019
Chesapeake Energy Corp.1	4,184	130,039
Superior Energy Services, Inc.1	3,391	122,551
Occidental Petroleum Corp.1	1,010	103,656
Valero Energy Corp.1	1,299	65,080
Phillips 661	793	63,781
Energen Corp.1	505	44,884
Unit Corp.*,1	73	5,025
Apache Corp.1	36	3,622
Energy XXI Bermuda Ltd.	1	24
Total Energy		2,537,354

TELECOMMUNICATION SERVICES - 0.8%
tw telecom, Inc. — Class A*	7,132	287,491
Cbeyond, Inc.*,1	24,188	240,671
Frontier Communications Corp.1	39,824	232,572
Verizon Communications, Inc.1	2,308	112,930
Windstream Holdings, Inc.	3,319	33,057
Total Telecommunication Services		906,721

Total Common Stocks
(Cost $53,796,862)		61,136,599

RIGHTS† - 0.0%
Gabelli Healthcare & WellnessRx Trust
Expires 07/08/14	23,330	8,877
Total Rights
(Cost $9,329)		8,877

MUTUAL FUNDS† - 10.0%
Guggenheim Strategy Fund I7	360,596	8,996,882
Guggenheim Strategy Fund II7	80,114	2,000,450
Total Mutual Funds
(Cost $11,005,344)		10,997,332

CLOSED-END FUNDS† - 14.8%
Nuveen Dividend Advantage Municipal Income Fund	52,082	737,480
Adams Express Co.1	51,091	702,500
Western Asset/Claymore Inflation-Linked Opportunities & Income Fund1,8	57,034	702,089
AllianzGI Equity & Convertible Income Fund1	30,810	622,362
Cohen & Steers REIT and Preferred Income Fund, Inc.1	34,279	618,050
Nuveen Maryland Premium Income Municipal Fund	30,324	390,573
BlackRock Enhanced Equity Dividend Trust1	46,027	386,167
BlackRock Income Opportunity Trust, Inc.	34,628	376,060
Western Asset/Claymore Inflation-Linked Securities & Income Fund1,8	30,622	374,507
Morgan Stanley Emerging Markets Debt Fund, Inc.1	30,318	308,031
Tri-Continental Corp.1	14,264	299,259
Zweig Total Return Fund, Inc.1	20,113	289,426
GDL Fund	25,434	276,213
BlackRock Credit Allocation Income Trust1	19,491	268,001
Swiss Helvetia Fund, Inc.1	18,231	265,626
Advent Claymore Convertible Securities and Income Fund II1,8	32,256	247,081
Gabelli Healthcare & WellnessRx Trust1,2	23,330	241,232
Madison Covered Call & Equity Strategy Fund1	20,574	180,845

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 9

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2014
MULTI-HEDGE STRATEGIES FUND

Shares	Value

First Trust Enhanced Equity Income Fund2	12,328	$178,263
Western Asset Worldwide Income Fund, Inc.1	13,374	175,868
General American Investors Company, Inc.1	4,707	173,265
BlackRock MuniYield Michigan Quality Fund II, Inc.2	13,094	169,829
Clough Global Allocation Fund	10,714	165,424
Putnam High Income Securities Fund1	15,670	136,486
Morgan Stanley Income Securities, Inc.1	7,232	130,538
MFS InterMarket Income Trust I1	15,167	129,375
Central Europe Russia and Turkey Fund, Inc.	4,021	117,775
New Ireland Fund, Inc.1	7,889	107,527
Morgan Stanley India Investment Fund, Inc.*,1	4,447	102,904
Lazard Global Total Return and Income Fund, Inc.1	5,412	100,555
China Fund, Inc.1	4,634	98,102
Korea Equity Fund, Inc.1	11,053	97,709
Brookfield Global Listed Infrastructure Income Fund, Inc.1	3,879	97,207
Tortoise Energy Independence Fund, Inc.1	3,293	92,598
Petroleum & Resources Corp.1	2,961	92,324
Duff & Phelps Global Utility Income Fund, Inc.1	4,186	92,050
Voya Natural Resources Equity Income Fund2	7,972	91,678
BlackRock Energy and Resources Trust1	3,379	91,132
Nuveen Global Equity Income Fund1	6,180	91,031
BlackRock Utility and Infrastructure Trust1	4,340	90,880
Cohen & Steers Infrastructure Fund, Inc.1	3,701	90,637
Templeton Dragon Fund, Inc.1	3,427	88,588
Macquarie Global Infrastructure Total Return Fund, Inc.	3,437	88,434
BlackRock Resources & Commodities Strategy Trust1	7,122	88,384
LMP Capital and Income Fund, Inc.1	4,974	88,239
CBRE Clarion Global Real Estate Income Fund1	9,672	88,112
Cohen & Steers Quality Income Realty Fund, Inc.1	7,805	87,806
First Trust Aberdeen Global Opportunity Income Fund1	5,968	87,610
Calamos Global Dynamic Income Fund1	8,930	87,514
John Hancock Premium Dividend Fund1	6,419	87,234
Neuberger Berman Real Estate Securities Income Fund, Inc.1	17,418	87,090
Western Asset Emerging Markets Debt Fund, Inc.	4,737	87,066
Japan Smaller Capitalization Fund, Inc.1	9,192	86,864
Western Asset Emerging Markets Income Fund, Inc.	6,714	86,812
Cohen & Steers Limited Duration Preferred and Income Fund, Inc.1	3,394	86,411
Alpine Total Dynamic Dividend Fund1	9,634	85,935
BlackRock Core Bond Trust1	6,148	85,826
Nuveen Build American Bond Term Fund	4,182	85,731
BlackRock Real Asset Equity Trust1	9,126	85,693
Delaware Investments National Municipal Income Fund	6,609	85,646
Korea Fund, Inc.*,1	2,004	85,611
Eaton Vance Tax-Advantaged Dividend Income Fund1	4,128	85,450
First Trust Intermediate Duration Preferred & Income Fund1	3,726	85,214
BlackRock Multi-Sector Income Trust	4,562	84,397
Cohen & Steers Closed-End Opportunity Fund, Inc.1	6,234	84,284
Eaton Vance Enhanced Equity Income Fund1	6,127	84,246
Nuveen Equity Premium Income Fund1	6,418	84,140
Ellsworth Fund Ltd.1	9,522	84,079
Zweig Fund, Inc.1	5,358	83,853
Nuveen New Jersey Dividend Advantage Municipal Fund	6,162	83,680
AllianceBernstein Income Fund, Inc.1	11,107	83,525
Western Asset Global Corporate Defined Opportunity Fund, Inc.1	4,458	83,320
MFS Multimarket Income Trust1	12,433	82,679
First Trust High Income Long/Short Fund1	4,545	82,492
Wells Fargo Advantage Multi-Sector Income Fund1	5,526	82,337
MFS Charter Income Trust1	8,898	82,218
Liberty All Star Equity Fund	13,574	81,580
Bancroft Fund Ltd.1	4,042	81,568
Ivy High Income Opportunities Fund1	4,408	81,548
BlackRock Global Opportunities Equity Trust	5,398	81,240
Eaton Vance Risk-Managed Diversified Equity Income Fund1	7,008	80,872
Clough Global Opportunities Fund1	6,204	80,652
Franklin Limited Duration Income Trust	6,163	80,612
Royce Value Trust, Inc.1	5,026	80,416
Gabelli Dividend & Income Trust	3,669	80,351
BlackRock International Growth and Income Trust	9,738	80,241
Royce Micro-Capital Trust, Inc.1	6,281	79,266
India Fund, Inc.1	2,491	63,222
Cushing Renaissance Fund1	1,996	56,726
Morgan Stanley Asia-Pacific Fund, Inc.	3,394	56,714
Asia Tigers Fund, Inc.	4,671	56,426
Global High Income Fund, Inc.1	5,324	55,210
Cutwater Select Income Fund	2,733	55,043
First Trust Dividend and Income Fund	5,852	54,892
Central Securities Corp.1	2,335	54,756
Guggenheim Equal Weight Enhanced Equity Income Fund1,8	2,721	54,502
Virtus Global Multi-Sector Income Fund1	3,049	54,455
Nuveen Tax-Advantaged Dividend Growth Fund1	3,339	54,426
Nuveen Build America Bond Opportunity Fund	2,522	54,299
Cohen & Steers Total Return Realty Fund, Inc.1	4,365	54,124

10 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2014
MULTI-HEDGE STRATEGIES FUND

Shares	Value

Alpine Global Dynamic Dividend Fund1	5,130	$53,916
Invesco Bond Fund1	2,810	53,896
Delaware Enhanced Global Dividend & Income Fund1	4,214	53,476
Madison Strategic Sector Premium Fund	4,155	53,226
DWS Global High Income Fund, Inc.	6,315	53,109
Strategic Global Income Fund, Inc.1	5,643	52,762
Nuveen Diversified Dividend & Income Fund1	4,301	52,730
Nuveen Equity Premium and Growth Fund	3,570	51,658
New America High Income Fund, Inc.1	5,143	51,636
Source Capital, Inc.1	734	51,365
Clough Global Equity Fund1	3,245	50,233
Nuveen Pennsylvania Investment Quality Municipal Fund	2,962	41,172
Lazard World Dividend & Income Fund, Inc.1	2,582	39,221
Boulder Total Return Fund, Inc.1	1,516	38,885
American Select Portfolio	3,626	38,798
RMR Real Estate Income Fund1	1,944	38,297
First Trust Aberdeen Emerging Opportunity Fund*,1	2,002	38,258
Morgan Stanley Emerging Markets Fund, Inc.	2,381	38,191
LMP Real Estate Income Fund, Inc.1	3,306	38,052
Royce Focus Trust, Inc.	4,439	37,953
Boulder Growth & Income Fund, Inc.1	4,445	37,871
Western Asset Income Fund1	2,686	37,309
New Germany Fund, Inc.	1,993	37,169
Fort Dearborn Income Securities, Inc.1	2,472	36,808
Aberdeen Latin America Equity Fund, Inc.1	1,218	36,382
Transamerica Income Shares, Inc. — Class E1	1,704	36,091
BlackRock EcoSolutions Investment Trust	4,332	35,912
European Equity Fund, Inc.1	3,939	35,490
Mexico Equity & Income Fund, Inc.1	2,189	35,243
Advent/Claymore Enhanced Growth & Income Fund8	3,411	35,133
Aberdeen Greater China Fund, Inc.	3,268	34,151
Delaware Investments Dividend & Income Fund, Inc.1	3,204	33,642
Gabelli Global Utility & Income Trust1	1,531	31,937
BlackRock Dividend Income Trust	2,364	31,867
Montgomery Street Income Securities, Inc.1	1,875	31,275
Taiwan Fund, Inc.*	1,447	29,649
Aberdeen Singapore Fund, Inc.1	1,911	24,958
Asia Pacific Fund, Inc.*,1	2,195	24,255
American Income Fund, Inc.1	3,103	24,079
MFS Intermediate High Income Fund	7,616	22,391
Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.1	1,379	19,830
First Opportunity Fund, Inc.1	1,838	17,682
Gabelli Global Small and Mid Capital Value Trust*	366	3,945
Latin American Discovery Fund, Inc.1	195	2,675
Denali Fund, Inc.	115	2,452
JPMorgan China Region Fund, Inc.1	159	2,420
Total Closed-End Funds
(Cost $14,684,406)		16,235,770

	Face Amount

REPURCHASE AGREEMENTS††,3 - 19.2%
HSBC Group issued 06/30/14 at 0.03% due 07/01/14	$11,236,129	11,236,129
RBC Capital Markets issued 06/30/14 at 0.03% due 07/01/14	6,091,527	6,091,527
Deutsche Bank issued 06/30/14 at 0.03% due 07/01/14	2,905,919	2,905,919
Mizuho Financial Group, Inc. issued 06/30/14 at 0.02% due 07/01/14	902,216	902,216
Total Repurchase Agreements
(Cost $21,135,791)		21,135,791

SECURITIES LENDING COLLATERAL††,4 - 2.2%
Repurchase Agreements
HSBC Securities, Inc. issued 06/30/14 at 0.07% due 07/01/14	1,375,173	1,375,173
BNP Paribas Securities Corp. issued 06/30/14 at 0.09% due 07/01/14	1,013,285	1,013,285
Deutsche Bank Securities, Inc. issued 06/30/14 at 0.05% due 07/01/14	57,642	57,642
Total Securities Lending Collateral
(Cost $2,446,100)		2,446,100

Total Investments - 101.7%
(Cost $103,077,832)		$111,960,469

	Shares

COMMON STOCKS SOLD SHORT† - (42.5)%
TELECOMMUNICATION SERVICES - (0.9)%
Intelsat S.A.*	7,536	(141,978)
SBA Communications Corp. — Class A*	1,407	(143,936)
Level 3 Communications, Inc.*	4,992	(219,199)
AT&T, Inc.	15,110	(534,290)
Total Telecommunication Services		(1,039,403)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 11

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2014
MULTI-HEDGE STRATEGIES FUND

Shares	Value

MATERIALS - (1.9)%
Kronos Worldwide, Inc.	468	$(7,334)
Celanese Corp. — Class A	685	(44,032)
PPG Industries, Inc.	289	(60,733)
WR Grace & Co.*	649	(61,350)
AptarGroup, Inc.	1,334	(89,391)
Tahoe Resources, Inc.*	3,462	(90,704)
Newmont Mining Corp.	4,111	(104,584)
Huntsman Corp.	3,859	(108,438)
FMC Corp.	1,767	(125,793)
Eagle Materials, Inc.	1,407	(132,652)
EI du Pont de Nemours & Co.	2,092	(136,900)
Praxair, Inc.	1,082	(143,733)
Southern Copper Corp.	4,760	(144,561)
Compass Minerals International, Inc.	1,515	(145,046)
Royal Gold, Inc.	1,911	(145,465)
Valspar Corp.	1,911	(145,599)
Cytec Industries, Inc.	1,407	(148,326)
Ball Corp.	2,380	(149,179)
MeadWestvaco Corp.	3,606	(159,602)
Total Materials		(2,143,422)

UTILITIES - (2.4)%
Vectren Corp.	108	(4,590)
Edison International	217	(12,610)
PG&E Corp.	1,154	(55,415)
American Water Works Company, Inc.	1,154	(57,065)
PPL Corp.	2,127	(75,572)
Exelon Corp.	2,200	(80,256)
National Fuel Gas Co.	1,407	(110,168)
Aqua America, Inc.	4,246	(111,330)
TECO Energy, Inc.	6,851	(126,606)
Dominion Resources, Inc.	1,971	(140,966)
ITC Holdings Corp.	3,895	(142,090)
Consolidated Edison, Inc.	2,488	(143,657)
MDU Resources Group, Inc.	4,171	(146,402)
Southern Co.	3,245	(147,258)
NextEra Energy, Inc.	1,442	(147,776)
Questar Corp.	6,058	(150,238)
Calpine Corp.*	6,382	(151,955)
FirstEnergy Corp.	4,399	(152,733)
CenterPoint Energy, Inc.	6,022	(153,802)
OGE Energy Corp.	3,966	(154,991)
Wisconsin Energy Corp.	7,334	(344,111)
Total Utilities		(2,609,591)

CONSUMER STAPLES - (2.4)%
Flowers Foods, Inc.	270	(5,692)
Clorox Co.	144	(13,162)
Altria Group, Inc.	433	(18,160)
Kraft Foods Group, Inc.	614	(36,809)
Kellogg Co.	1,190	(78,183)
WhiteWave Foods Co. — Class A*	2,633	(85,230)
Wal-Mart Stores, Inc.	1,262	(94,738)
Whole Foods Market, Inc.	2,704	(104,456)
Bunge Ltd.	1,659	(125,487)
Philip Morris International, Inc.	1,659	(139,870)
Costco Wholesale Corp.	1,226	(141,187)
Colgate-Palmolive Co.	2,079	(141,746)
McCormick & Company, Inc.	1,984	(142,035)
Monster Beverage Corp.*	2,019	(143,410)
Campbell Soup Co.	3,137	(143,706)
Estee Lauder Companies, Inc. — Class A	1,947	(144,584)
Sysco Corp.	3,895	(145,868)
Coca-Cola Co.	3,462	(146,650)
Mead Johnson Nutrition Co. — Class A	1,622	(151,122)
Avon Products, Inc.	10,348	(151,184)
Fresh Market, Inc.*	4,580	(153,293)
Brown-Forman Corp. — Class B	1,630	(153,497)
Dean Foods Co.	8,780	(154,440)
Total Consumer Staples		(2,614,509)

ENERGY - (3.5)%
Tesoro Corp.	181	(10,619)
World Fuel Services Corp.	397	(19,544)
WPX Energy, Inc.*	866	(20,706)
Southwestern Energy Co.*	469	(21,335)
Gulfport Energy Corp.*	360	(22,608)
Oceaneering International, Inc.	901	(70,395)
HollyFrontier Corp.	1,947	(85,064)
RPC, Inc.	3,786	(88,933)
PBF Energy, Inc. — Class A	4,291	(114,356)
Peabody Energy Corp.	7,500	(122,625)
Cabot Oil & Gas Corp.	3,822	(130,483)
Range Resources Corp.	1,551	(134,859)
Dresser-Rand Group, Inc.*	2,308	(147,089)
Cameron International Corp.*	2,200	(148,962)
CONSOL Energy, Inc.	3,245	(149,497)
Dril-Quip, Inc.*	1,370	(149,659)
Teekay Corp.	2,416	(150,396)
Cobalt International Energy, Inc.*	8,258	(151,534)
Kosmos Energy Ltd.*	13,630	(153,065)
Kinder Morgan, Inc.	4,255	(154,286)
FMC Technologies, Inc.*	2,560	(156,339)
Concho Resources, Inc.*	1,082	(156,349)
McDermott International, Inc.*	20,194	(163,370)
Cheniere Energy, Inc.*	2,488	(178,390)
Williams Companies, Inc.	3,101	(180,509)
Energy Transfer Partners, LP	17,339	(1,005,143)
Total Energy		(3,886,115)

INFORMATION TECHNOLOGY - (4.4)%
Red Hat, Inc.*	144	(7,959)
NCR Corp.*	252	(8,843)
Citrix Systems, Inc.*	181	(11,322)
International Business Machines Corp.	73	(13,233)

12 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2014
MULTI-HEDGE STRATEGIES FUND

Shares	Value

Western Union Co.	1,624	$(28,160)
Pandora Media, Inc.*	1,046	(30,857)
Concur Technologies, Inc.*	397	(37,056)
Linear Technology Corp.	866	(40,763)
Informatica Corp.*	1,226	(43,707)
VeriFone Systems, Inc.*	1,299	(47,738)
Booz Allen Hamilton Holding Corp.	2,308	(49,022)
Adobe Systems, Inc.*	721	(52,172)
Gartner, Inc.*	793	(55,922)
LinkedIn Corp. — Class A*	360	(61,729)
Genpact Ltd.*	3,895	(68,279)
Polycom, Inc.*	5,625	(70,481)
Visa, Inc. — Class A	360	(75,856)
Rackspace Hosting, Inc.*	2,452	(82,534)
NeuStar, Inc. — Class A*	3,210	(83,524)
National Instruments Corp.	2,633	(85,283)
ServiceNow, Inc.*	1,407	(87,178)
Broadcom Corp. — Class A	2,777	(103,082)
SolarWinds, Inc.*	2,704	(104,537)
Teradata Corp.*	2,885	(115,977)
TIBCO Software, Inc.*	6,058	(122,190)
Freescale Semiconductor Ltd.*	5,697	(133,880)
Paychex, Inc.	3,245	(134,862)
Altera Corp.	3,930	(136,607)
Zynga, Inc. — Class A*	42,586	(136,701)
Automatic Data Processing, Inc.	1,730	(137,154)
Compuware Corp.	13,883	(138,691)
Diebold, Inc.	3,497	(140,474)
Solera Holdings, Inc.	2,092	(140,478)
NetSuite, Inc.*	1,730	(150,302)
Equinix, Inc.*	721	(151,475)
Nuance Communications, Inc.*	8,114	(152,300)
Workday, Inc. — Class A*	1,730	(155,458)
Cree, Inc.*	3,137	(156,693)
Fortinet, Inc.*	6,238	(156,761)
Atmel Corp.*	18,426	(172,652)
Palo Alto Networks, Inc.*	2,380	(199,563)
Applied Materials, Inc.	43,739	(986,314)
Total Information Technology		(4,867,769)

INDUSTRIALS - (5.2)%
Graco, Inc.	36	(2,811)
Fluor Corp.	144	(11,074)
Owens Corning	397	(15,356)
Wabtec Corp.	360	(29,732)
Clean Harbors, Inc.*	541	(34,759)
Waste Management, Inc.	1,082	(48,398)
3M Co.	360	(51,566)
WESCO International, Inc.*	614	(53,037)
Delta Air Lines, Inc.	1,551	(60,055)
IDEX Corp.	757	(61,120)
Manitowoc Company, Inc.	1,947	(63,978)
Joy Global, Inc.	1,082	(66,630)
Emerson Electric Co.	1,190	(78,968)
Regal-Beloit Corp.	1,082	(85,002)
IHS, Inc. — Class A*	685	(92,934)
Hertz Global Holdings, Inc.*	3,462	(97,040)
KBR, Inc.	4,363	(104,058)
Avis Budget Group, Inc.*	1,803	(107,621)
Donaldson Company, Inc.	2,560	(108,339)
Textron, Inc.	2,921	(111,845)
B/E Aerospace, Inc.*	1,262	(116,722)
Chicago Bridge & Iron Company N.V.	1,803	(122,965)
TransDigm Group, Inc.	757	(126,616)
Verisk Analytics, Inc. — Class A*	2,200	(132,044)
Pall Corp.	1,551	(132,440)
J.B. Hunt Transport Services, Inc.	1,803	(133,025)
Expeditors International of Washington, Inc.	3,065	(135,350)
CH Robinson Worldwide, Inc.	2,127	(135,681)
Stanley Black & Decker, Inc.	1,551	(136,209)
Toro Co.	2,200	(139,920)
WW Grainger, Inc.	553	(140,611)
United Parcel Service, Inc. — Class B	1,370	(140,644)
Rollins, Inc.	4,724	(141,720)
United Continental Holdings, Inc.*	3,462	(142,184)
Copart, Inc.*	4,003	(143,948)
Harsco Corp.	5,409	(144,042)
SPX Corp.	1,334	(144,352)
Landstar System, Inc.	2,260	(144,640)
Allison Transmission Holdings, Inc.	4,652	(144,677)
Triumph Group, Inc.	2,092	(146,063)
Fastenal Co.	2,956	(146,292)
Roper Industries, Inc.	1,010	(147,470)
Xylem, Inc.	3,822	(149,364)
Stericycle, Inc.*	1,262	(149,446)
Covanta Holding Corp.	7,284	(150,123)
Nordson Corp.	1,875	(150,356)
Kansas City Southern	1,407	(151,267)
MSC Industrial Direct Company, Inc. — Class A	1,586	(151,685)
Armstrong World Industries, Inc.*	2,704	(155,291)
Navistar International Corp.*	4,182	(156,741)
Iron Mountain, Inc.	4,832	(171,294)
Total Industrials		(5,707,505)

CONSUMER DISCRETIONARY - (6.3)%
Harman International Industries, Inc.	36	(3,867)
Six Flags Entertainment Corp.	108	(4,595)
Lamar Advertising Co. — Class A	144	(7,632)
Discovery Communications, Inc. — Class A*	108	(8,022)
Dollar Tree, Inc.*	181	(9,857)
Sally Beauty Holdings, Inc.*	468	(11,737)
Big Lots, Inc.*	361	(16,498)
Charter Communications, Inc. — Class A*	108	(17,105)
Hasbro, Inc.	361	(19,151)
Coach, Inc.	577	(19,728)
McDonald’s Corp.	252	(25,386)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 13

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2014
MULTI-HEDGE STRATEGIES FUND

Shares	Value

Penn National Gaming, Inc.*	2,561	$(31,091)
American Eagle Outfitters, Inc.	3,029	(33,985)
Wynn Resorts Ltd.	181	(37,568)
Expedia, Inc.	577	(45,445)
Mattel, Inc.	1,190	(46,374)
Liberty Global plc*	1,154	(48,826)
Cabela’s, Inc.*	793	(49,483)
Tesla Motors, Inc.*	216	(51,853)
L Brands, Inc.	901	(52,853)
LKQ Corp.*	2,092	(55,835)
DSW, Inc. — Class A	2,163	(60,434)
Bally Technologies, Inc.*	937	(61,580)
Clear Channel Outdoor Holdings, Inc. — Class A	12,099	(98,970)
Morningstar, Inc.	1,622	(116,476)
Panera Bread Co. — Class A*	793	(118,815)
Dick’s Sporting Goods, Inc.	2,560	(119,194)
PVH Corp.	1,045	(121,847)
Ross Stores, Inc.	1,911	(126,374)
Ulta Salon Cosmetics & Fragrance, Inc.*	1,407	(128,614)
Lions Gate Entertainment Corp.	4,544	(129,868)
Family Dollar Stores, Inc.	1,984	(131,222)
Harley-Davidson, Inc.	1,947	(135,998)
O’Reilly Automotive, Inc.*	937	(141,112)
Choice Hotels International, Inc.	3,029	(142,696)
Netflix, Inc.*	325	(143,195)
Liberty Global plc — Class A*	3,245	(143,494)
Toll Brothers, Inc.*	3,895	(143,726)
Chico’s FAS, Inc.	8,510	(144,330)
Lennar Corp. — Class A	3,462	(145,335)
Goodyear Tire & Rubber Co.	5,337	(148,262)
Cablevision Systems Corp. — Class A	8,402	(148,295)
AMC Networks, Inc. — Class A*	2,416	(148,560)
Yum! Brands, Inc.	1,839	(149,327)
HomeAway, Inc.*	4,327	(150,666)
Marriott International, Inc. — Class A	2,437	(156,212)
Groupon, Inc. — Class A*	23,654	(156,590)
Tempur Sealy International, Inc.*	2,633	(157,190)
Madison Square Garden Co. — Class A*	2,525	(157,686)
DR Horton, Inc.	6,418	(157,754)
CarMax, Inc.*	3,210	(166,952)
Cinemark Holdings, Inc.	4,796	(169,587)
Comcast Corp. — Class A	39,197	(2,104,095)
Total Consumer Discretionary		(6,921,347)

HEALTH CARE - (7.6)%
Alere, Inc.*	1,010	(37,794)
CR Bard, Inc.	289	(41,330)
Agilent Technologies, Inc.	721	(41,414)
Salix Pharmaceuticals Ltd.*	541	(66,732)
Seattle Genetics, Inc.*	1,911	(73,096)
Pharmacyclics, Inc.*	829	(74,370)
HCA Holdings, Inc.*	1,407	(79,327)
Incyte Corporation Ltd.*	1,659	(93,634)
Allscripts Healthcare Solutions, Inc.*	6,166	(98,964)
Cubist Pharmaceuticals, Inc.*	1,515	(105,777)
Zoetis, Inc.	3,751	(121,045)
BioMarin Pharmaceutical, Inc.*	2,092	(130,143)
Endo International plc*	1,984	(138,920)
Medivation, Inc.*	1,803	(138,975)
AmerisourceBergen Corp. — Class A	1,947	(141,469)
Tenet Healthcare Corp.*	3,065	(143,871)
Mettler-Toledo International, Inc.*	577	(146,085)
Intuitive Surgical, Inc.*	360	(148,248)
Hologic, Inc.*	5,985	(151,720)
Vertex Pharmaceuticals, Inc.*	2,163	(204,793)
Medtronic, Inc.	15,598	(994,528)
Mallinckrodt plc*	12,579	(1,006,572)
Actavis plc*	7,958	(1,775,032)
Brookdale Senior Living, Inc. — Class A*	73,870	(2,462,826)
Total Health Care		(8,416,665)

FINANCIALS - (7.9)%
Interactive Brokers Group, Inc. — Class A	108	(2,515)
Prologis, Inc.	144	(5,917)
Chubb Corp.	72	(6,636)
Equity Residential	108	(6,804)
St. Joe Co.*	793	(20,166)
Crown Castle International Corp.	325	(24,135)
Comerica, Inc.	577	(28,942)
T. Rowe Price Group, Inc.	469	(39,588)
Intercontinental Exchange, Inc.	216	(40,802)
Cullen/Frost Bankers, Inc.	614	(48,764)
Kilroy Realty Corp.	829	(51,630)
American Express Co.	614	(58,250)
Lazard Ltd. — Class A	1,370	(70,637)
Moody’s Corp.	901	(78,982)
CME Group, Inc. — Class A	1,118	(79,322)
American Tower Corp. — Class A	901	(81,072)
Mack-Cali Realty Corp.	3,930	(84,416)
TFS Financial Corp.*	6,130	(87,414)
McGraw Hill Financial, Inc.	1,082	(89,838)
Fidelity National Financial, Inc. — Class A	3,462	(113,415)
BankUnited, Inc.	3,389	(113,464)
Bank of New York Mellon Corp.	3,210	(120,311)
White Mountains Insurance Group Ltd.	216	(131,423)
American Campus Communities, Inc.	3,497	(133,725)
Ventas, Inc.	2,092	(134,097)
Realty Income Corp.	3,029	(134,548)
Health Care REIT, Inc.	2,163	(135,555)
HCP, Inc.	3,318	(137,299)
Erie Indemnity Co. — Class A	1,839	(138,403)
Northern Trust Corp.	2,163	(138,886)
Commerce Bancshares, Inc.	3,039	(141,314)
Markel Corp.*	216	(141,618)
Liberty Property Trust	3,751	(142,275)
ProAssurance Corp.	3,210	(142,524)

14 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2014
MULTI-HEDGE STRATEGIES FUND

Shares	Value

Progressive Corp.	5,625	$(142,650)
Healthcare Trust of America, Inc. — Class A	11,863	(142,831)
AvalonBay Communities, Inc.	1,010	(143,612)
Piedmont Office Realty Trust, Inc. — Class A	7,608	(144,096)
Mid-America Apartment Communities, Inc.	1,984	(144,931)
Senior Housing Properties Trust	5,985	(145,376)
Signature Bank*	1,154	(145,612)
Marsh & McLennan Companies, Inc.	2,812	(145,718)
Jones Lang LaSalle, Inc.	1,154	(145,854)
Arthur J Gallagher & Co.	3,137	(146,184)
Omega Healthcare Investors, Inc.	3,966	(146,186)
Ocwen Financial Corp.*	3,966	(147,139)
MSCI, Inc. — Class A*	3,210	(147,179)
American Capital Ltd.*	9,628	(147,212)
Loews Corp.	3,354	(147,610)
Brown & Brown, Inc.	4,807	(147,623)
Realogy Holdings Corp.*	3,930	(148,200)
Leucadia National Corp.	5,662	(148,458)
Duke Realty Corp.	8,258	(149,966)
Eaton Vance Corp.	4,003	(151,273)
Howard Hughes Corp.*	974	(153,726)
Forest City Enterprises, Inc. — Class A*	7,826	(155,503)
Prudential Financial, Inc.	1,767	(156,857)
CBRE Group, Inc. — Class A*	4,940	(158,278)
Southside Bancshares, Inc.	17,083	(494,724)
M&T Bank Corp.	13,931	(1,728,141)
Total Financials		(8,679,626)

Total Common Stocks Sold Short
(Proceeds $42,405,758)		(46,885,952)

EXCHANGE TRADED FUNDS SOLD SHORT† - (12.2)%
iShares MSCI EAFE ETF	784	(53,602)
iShares MSCI Australia ETF	2,097	(54,795)
iShares MSCI Mexico Capped ETF	1,035	(70,183)
iShares MSCI Sweden ETF	2,077	(73,297)
Market Vectors Gold Miners ETF*	3,032	(80,196)
iShares MSCI Singapore ETF	6,213	(84,000)
iShares MSCI Hong Kong ETF	4,452	(92,958)
iShares China Large-Capital ETF	3,121	(115,602)
iShares MSCI Malaysia ETF	7,340	(116,559)
iShares MSCI Taiwan ETF	7,506	(118,595)
iShares MSCI Japan ETF	12,719	(153,137)
iShares MSCI United Kingdom ETF	7,643	(159,586)
iShares MSCI Brazil Capped ETF	3,469	(165,749)
iShares MSCI South Korea Capped ETF	2,593	(168,597)
iShares MSCI Germany ETF	5,585	(174,699)
iShares iBoxx $ Investment Grade Corporate Bond ETF	1,660	(197,972)
iShares MSCI Emerging Markets ETF	5,645	(244,033)
Powershares QQQ Trust Series 1	2,690	(252,618)
iShares MSCI Canada ETF	8,703	(280,324)
iShares 20+ Year Treasury Bond ETF	3,371	(382,676)
iShares MSCI Switzerland Capped ETF	12,133	(416,405)
iShares Core U.S. Aggregate Bond ETF	4,498	(492,081)
iShares TIPS Bond ETF	4,489	(517,851)
iShares 7-10 Year Treasury Bond ETF	5,154	(533,851)
iShares Russell 1000 Value ETF	7,196	(728,739)
iShares Russell 2000 ETF	6,851	(813,967)
iShares US Real Estate ETF	11,369	(816,181)
SPDR Barclays High Yield Bond ETF	46,701	(1,948,832)
SPDR S&P 500 ETF Trust	21,151	(4,139,673)
Total Exchange Traded Funds Sold Short
(Proceeds $11,997,530)		(13,446,758)

Total Securities Sold Short - (54.7)%
(Proceeds $54,403,288)		$(60,332,710)
Other Assets & Liabilities, net - 53.0%		58,455,809
Total Net Assets - 100.0%		$110,083,568

	Contracts	Unrealized Gain

COMMODITY FUTURES CONTRACTS PURCHASED†
October 2014 Lean Hogs Futures Contracts (Aggregate Value of Contracts $6,330,800)	140	$1,726,080
October 2014 Gasoline RBOB Futures Contracts (Aggregate Value of Contracts $7,271,981)	61	379,314
August 2014 Live Cattle Futures Contracts (Aggregate Value of Contracts $4,700,280)	78	364,154
July 2014 LME Zinc Futures Contracts (Aggregate Value of Contracts $1,382,656)	25	70,308
December 2014 Cocoa Futures Contracts (Aggregate Value of Contracts $1,407,150)	45	68,462
August 2014 Gold 100 oz. Futures Contracts (Aggregate Value of Contracts $1,463,110)	11	12,062
September 2014 Silver Futures Contracts (Aggregate Value of Contracts $317,325)	3	351

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 15

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2014
MULTI-HEDGE STRATEGIES FUND

	Contracts	Unrealized Gain (Loss)

July 2014 LME Primary Aluminum Futures Contracts (Aggregate Value of Contracts $605,719)	13	$(6,269)
September 2014 WTI Crude Futures Contracts (Aggregate Value of Contracts $1,572,000)	15	(7,695)
August 2014 New York Harbor Ultra-Low Sulfur Diesel Futures Contracts (Aggregate Value of Contracts $624,897)	5	(17,553)
April 2015 Natural Gas Futures Contracts (Aggregate Value of Contracts $4,277,700)	105	(46,921)
July 2014 LME Nickel Futures Contracts (Aggregate Value of Contracts $911,232)	8	(79,984)
November 2014 Soybean Futures Contracts (Aggregate Value of Contracts $6,283,850)	109	(220,320)
(Total Aggregate Value of Contracts $37,148,700)		$2,241,989

EQUITY FUTURES CONTRACTS PURCHASED†
September 2014 S&P 500 Index Mini Futures Contracts (Aggregate Value of Contracts $26,937,600)	276	$285,864
July 2014 MSCI Taiwan Stock Index Futures Contracts (Aggregate Value of Contracts $1,193,688)	36	20,324
September 2014 NASDAQ-100 Index Mini Futures Contracts (Aggregate Value of Contracts $691,560)	9	11,694
July 2014 Mini-Hang Seng Index Futures Contracts†† (Aggregate Value of Contracts $446,919)	15	7,926
September 2014 Topix Index Futures Contracts†† (Aggregate Value of Contracts $499,035)	4	6,170
July 2014 H-Shares Index Futures Contracts†† (Aggregate Value of Contracts $461,389)	7	6,121
September 2014 Dow Jones Industrial Average Index Mini Futures Contracts (Aggregate Value of Contracts $920,810)	11	2,645
September 2014 Nikkei 225 Mini Futures Contracts†† (Aggregate Value of Contracts $433,560)	29	1,113
September 2014 SPI 200 Index Futures Contracts†† (Aggregate Value of Contracts $505,634)	4	(278)
September 2014 FTSE 100 Index Futures Contracts†† (Aggregate Value of Contracts $458,845)	4	(1,916)
September 2014 DAX Index Futures Contracts†† (Aggregate Value of Contracts $336,688)	1	(2,377)
July 2014 Amsterdam Index Futures Contracts†† (Aggregate Value of Contracts $791,484)	7	(2,504)
July 2014 CAC40 10 Euro Index Futures Contracts†† (Aggregate Value of Contracts $302,697)	5	(7,547)
July 2014 IBEX 35 Index Futures Contracts†† (Aggregate Value of Contracts $594,311)	4	(8,235)
(Total Aggregate Value of Contracts $34,574,220)		$319,000

CURRENCY FUTURES CONTRACTS PURCHASED†
September 2014 British Pound Futures Contracts (Aggregate Value of Contracts $11,011,344)	103	$156,717
September 2014 Australian Dollar Futures Contracts (Aggregate Value of Contracts $5,157,350)	55	27,393
September 2014 Canadian Dollar Futures Contracts (Aggregate Value of Contracts $1,309,700)	14	4,231
(Total Aggregate Value of Contracts $17,478,394)		$188,341

16 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2014
MULTI-HEDGE STRATEGIES FUND

Contracts	Unrealized Gain (Loss)

INTEREST RATE FUTURES CONTRACTS PURCHASED†
September 2014 U.S. Treasury 10 Year Note Futures Contracts (Aggregate Value of Contracts $23,776,719)	190	$(107,158)

COMMODITY FUTURES CONTRACTS SOLD SHORT†
January 2015 Soybean Futures Contracts (Aggregate Value of Contracts $5,218,875)	90	$302,123
December 2014 Natural Gas Futures Contracts (Aggregate Value of Contracts $3,808,560)	84	138,029
September 2014 Wheat Futures Contracts (Aggregate Value of Contracts $1,383,600)	48	123,847
December 2014 Corn Futures Contracts (Aggregate Value of Contracts $804,650)	38	53,208
December 2014 Cotton #2 Futures Contracts (Aggregate Value of Contracts $770,910)	21	37,761
December 2014 Soybean Futures Contracts (Aggregate Value of Contracts $634,068)	27	17,372
August 2014 Gasoline RBOB Futures Contracts (Aggregate Value of Contracts $5,496,922)	43	(241,195)
August 2014 Lean Hogs Futures Contracts (Aggregate Value of Contracts $5,631,780)	106	(298,159)
(Total Aggregate Value of Contracts $23,749,365)		$132,986

INTEREST RATE FUTURES CONTRACTS SOLD SHORT†
September 2014 U.S. Treasury 2 Year Note Futures Contracts (Aggregate Value of Contracts $79,706,860)	363	$78,865
September 2014 U.S. Treasury 5 Year Note Futures Contracts (Aggregate Value of Contracts $1,672,125)	14	2,314
(Total Aggregate Value of Contracts $81,378,985)		$81,179

CURRENCY FUTURES CONTRACTS SOLD SHORT†
September 2014 Euro FX Futures Contracts (Aggregate Value of Contracts $1,712,250)	10	$(17,283)
September 2014 Swiss Franc Futures Contracts (Aggregate Value of Contracts $1,692,750)	12	(21,943)
September 2014 Japanese Yen Futures Contracts (Aggregate Value of Contracts $4,938,500)	40	(35,096)
(Total Aggregate Value of Contracts $8,343,500)		$(74,322)

EQUITY FUTURES CONTRACTS SOLD SHORT†
September 2014 S&P MidCap 400 Index Mini Futures Contracts (Aggregate Value of Contracts $12,591,040)	88	$(291,244)
September 2014 Russell 2000 Index Mini Futures Contracts (Aggregate Value of Contracts $13,065,800)	110	(327,481)
(Total Aggregate Value of Contracts $25,656,840)		$(618,725)

	Units

OTC EQUITY INDEX SWAP AGREEMENTS††
Goldman Sachs International July 2014 Goldman Sachs Multi-Hedge Strategies Long Index Swap, Terminating 07/10/146 (Notional Value $10,482,974)	81,652	$323,140

OTC EQUITY INDEX SWAP AGREEMENTS SOLD SHORT††
Goldman Sachs International July 2014 Goldman Sachs Multi-Hedge Strategies Short Index Swap, Terminating 07/10/145 (Notional Value $3,088,792)	24,907	$(61,040)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 17

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2014
MULTI-HEDGE STRATEGIES FUND

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENT PROTECTION PURCHASED††
Index	Counterparty	Protection Premium Rate	Maturity Date	Notional Principal	Notional Value	Upfront Premiums Received	Unrealized Depreciation
CDX.EM-21 Index	Barclays Bank plc	5.00%	06/20/19	$1,850,000	$2,069,558	$(147,208)	$(73,542)

*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	All or a portion of this security is pledged as short security collateral at June 30, 2014.
2	All or portion of this security is on loan at June 30, 2014 — See Note 6.
3	Repurchase Agreements — See Note 5.
4	Securities lending collateral — See Note 6.
5	Total Return based on Goldman Sachs Multi-Hedge Strategies Short Index +/- financing at a variable rate.
6	Total Return based on Goldman Sachs Multi-Hedge Strategies Long Index +/- financing at a variable rate.
7	Investment in a product that is related to the Advisor.
8	Investment in a product that pays a management fee to a party related to the Advisor.
ADR — American Depositary Receipt
plc — Public Limited Company
REIT — Real Estate Investment Trust

18 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MULTI-HEDGE STRATEGIES FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2014

Assets:
Investments, at value - including $2,346,350 of securities loaned (cost $79,495,941)	$88,378,578
Repurchase agreements, at value (cost $23,581,891)	23,581,891
Total investments (cost $103,077,832)	111,960,469
Segregated cash with broker	62,648,813
Unrealized appreciation on swap agreements	323,140
Cash	11,654
Receivables:
Securities sold	263,976
Dividends	113,029
Fund shares sold	8,140
Interest	14
Securities lending income	2,251
Foreign taxes reclaim	250
Total assets	175,331,736

Liabilities:
Securities sold short, at value (proceeds $54,403,288)	60,332,710
Due to broker	184,473
Unamortized upfront premiums received on credit default swaps	147,208
Unrealized depreciation on swap agreements	134,582
Payable for:
Upon return of securities loaned	2,446,100
Securities purchased	1,199,912
Fund shares redeemed	510,266
Management fees	101,700
Variation margin	43,876
Distribution and service fees	19,891
Miscellaneous	127,450
Total liabilities	65,248,168
Net assets	$110,083,568

Net assets consist of:
Paid in capital	$155,106,387
Accumulated net investment loss	(1,935,663)
Accumulated net realized loss on investments	(48,391,944)
Net unrealized appreciation on investments	5,304,788
Net assets	$110,083,568

A-Class:
Net assets	$16,176,304
Capital shares outstanding	702,025
Net asset value per share	$23.04
Maximum offering price per share (Net asset value divided by 95.25%)	$24.19

C-Class:
Net assets	$10,323,736
Capital shares outstanding	479,108
Net asset value per share	$21.55

H-Class:
Net assets	$40,563,112
Capital shares outstanding	1,759,158
Net asset value per share	$23.06

Institutional Class:
Net assets	$43,020,416
Capital shares outstanding	1,846,534
Net asset value per share	$23.30

CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)
Period Ended June 30, 2014

Investment Income:
Dividends (net of foreign withholding tax of $8,772)	$1,033,871
Income from securities lending, net	9,390
Interest	2,173
Total investment income	1,045,434

Expenses:
Management fees	683,408
Distribution and service fees:
A-Class	21,317
C-Class	56,366
H-Class	56,774
Short sales dividend expense	542,708
Prime broker interest expense	189,959
Custodian fees	99
Miscellaneous	6,949
Total expenses	1,557,580
Less:
Expenses waived by Advisor	(22,831)
Net expenses	1,534,749
Net investment loss	(489,315)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	3,011,543
Swap agreements	70,886
Futures contracts	(682,224)
Foreign currency	877
Securities sold short	(3,657,076)
Net realized loss	(1,255,994)
Net change in unrealized appreciation (depreciation) on:
Investments	1,897,538
Securities sold short	(1,067,406)
Swap agreements	(130,202)
Futures contracts	1,271,617
Foreign currency	(280)
Net change in unrealized appreciation (depreciation)	1,971,267
Net realized and unrealized gain	715,273
Net increase in net assets resulting from operations	$225,958

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 19

MULTI-HEDGE STRATEGIES FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(489,315)	$(978,021)
Net realized gain (loss) on investments	(1,255,994)	4,409,208
Net change in unrealized appreciation (depreciation) on investments	1,971,267	(1,691,827)
Net increase in net assets resulting from operations	225,958	1,739,360

Capital share transactions:
Proceeds from sale of shares
A-Class	1,604,868	6,631,895
C-Class	231,605	7,058,465
H-Class	5,907,159	29,831,781
Institutional Class	22,190,351	12,702,579
Cost of shares redeemed
A-Class	(3,729,098)	(16,377,874)
C-Class	(2,561,664)	(11,244,261)
H-Class	(16,285,206)	(46,597,477)
Institutional Class	(4,937,581)	(1,735,751)
Net increase (decrease) from capital share transactions	2,420,434	(19,730,643)
Net increase (decrease) in net assets	2,646,392	(17,991,283)

Net assets:
Beginning of period	107,437,176	125,428,459
End of period	$110,083,568	$107,437,176
Accumulated net investment loss at end of period	$(1,935,663)	$(1,446,348)

Capital share activity:
Shares sold
A-Class	70,222	289,566
C-Class	10,819	326,236
H-Class	258,349	1,303,395
Institutional Class	966,184	550,448
Shares redeemed
A-Class	(163,198)	(716,106)
C-Class	(119,495)	(520,915)
H-Class	(711,934)	(2,035,313)
Institutional Class	(213,344)	(75,298)
Net increase (decrease) in shares	97,603	(877,987)

20 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MULTI-HEDGE STRATEGIES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Period Ended June 30, 2014a,b	Year Ended December 31, 2013b	Year Ended December 31, 2012b	Year Ended December 31, 2011b	Year Ended December 31, 2010b	Period Ended December 31, 2009b,c	Year Ended March 31, 2009
Per Share Data
Net asset value, beginning of period	$23.03	$22.68	$22.21	$21.66	$20.57	$19.96	$24.61
Income (loss) from investment operations:
Net investment income (loss)d	(.10)	(.18)	(.35)	(.27)	(.40)	(.15)	(.10)
Net gain (loss) on investments (realized and unrealized)	.11	.53	.82	.98	1.49	.76	(4.37)
Total from investment operations	.01	.35	.47	.71	1.09	.61	(4.47)
Less distributions from:
Net investment income	—	—	—	(.16)	—	—	(.12)
Net realized gains	—	—	—	—	—	—	(.06)
Total distributions	—	—	—	(.16)	—	—	(.18)
Redemption fees collected	—	—	—	—	—	e	—	e	—	e
Net asset value, end of period	$23.04	$23.03	$22.68	$22.21	$21.66	$20.57	$19.96

Total Returnf	0.04%	1.54%	2.02%	3.39%	5.30%	3.06%	(18.19%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$16,176	$18,307	$27,700	$24,832	$14,073	$25,010	$45,078
Ratios to average net assets:
Net investment income (loss)	(0.88%)	(0.79%)	(1.54%)	(1.23%)	(1.97%)	(1.47%)	(0.46%)
Total expensesg	2.71%	2.74%	3.09%	2.77%	3.56%	2.36%	2.09%
Net expensesh,i	2.67%	2.69%	3.05%	2.65%	3.40%	2.32%	2.09%
Portfolio turnover rate	110%	302%	465%	433%	993%	858%	1,578%

C-Class	Period Ended June 30, 2014a,b	Year Ended December 31, 2013b	Year Ended December 31, 2012b	Year Ended December 31, 2011b	Year Ended December 31, 2010b	Period Ended December 31, 2009b,c	Year Ended March 31, 2009
Per Share Data
Net asset value, beginning of period	$21.62	$21.45	$21.17	$20.80	$19.90	$19.43	$24.13
Income (loss) from investment operations:
Net investment income (loss)d	(.17)	(.35)	(.50)	(.42)	(.55)	(.31)	(.25)
Net gain (loss) on investments (realized and unrealized)	.10	.52	.78	.95	1.45	.78	(4.27)
Total from investment operations	(.07)	.17	.28	.53	.90	.47	(4.52)
Less distributions from:
Net investment income	—	—	—	(.16)	—	—	(.12)
Net realized gains	—	—	—	—	—	—	(.06)
Total distributions	—	—	—	(.16)	—	—	(.18)
Redemption fees collected	—	—	—	—	—	e	—	e	—	e
Net asset value, end of period	$21.55	$21.62	$21.45	$21.17	$20.80	$19.90	$19.43

Total Returnf	(0.28%)	0.79%	1.23%	2.62%	4.52%	2.42%	(18.76%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,324	$12,705	$16,780	$13,322	$15,194	$23,494	$28,706
Ratios to average net assets:
Net investment income (loss)	(1.63%)	(1.60%)	(2.33%)	(1.99%)	(2.79%)	(2.07%)	(1.09%)
Total expensesg	3.45%	3.50%	3.85%	3.52%	4.41%	3.14%	2.82%
Net expensesh,i	3.41%	3.45%	3.81%	3.39%	4.26%	3.09%	2.82%
Portfolio turnover rate	110%	302%	465%	432%	993%	858%	1,578%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 21

MULTI-HEDGE STRATEGIES FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Period Ended June 30, 2014a,b	Year Ended December 31, 2013b	Year Ended December 31, 2012b	Year Ended December 31, 2011b	Year Ended December 31, 2010b	Period Ended December 31, 2009b,c	Year Ended March 31, 2009
Per Share Data
Net asset value, beginning of period	$23.04	$22.69	$22.23	$21.67	$20.58	$19.98	$24.63
Income (loss) from investment operations:
Net investment income (loss)d	(.10)	(.19)	(.36)	(.27)	(.43)	(.21)	(.07)
Net gain (loss) on investments (realized and unrealized)	.12	.54	.82	.99	1.52	.81	(4.40)
Total from investment operations	.02	.35	.46	.72	1.09	.60	(4.47)
Less distributions from:
Net investment income	—	—	—	(.16)	—	—	(.12)
Net realized gains	—	—	—	—	—	—	(.06)
Total distributions	—	—	—	(.16)	—	—	(.18)
Redemption fees collected	—	—	—	—	—	e	—	e	—	e
Net asset value, end of period	$23.06	$23.04	$22.69	$22.23	$21.67	$20.58	$19.98

Total Returnf	0.09%	1.54%	2.02%	3.39%	5.30%	3.00%	(18.17%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$40,563	$50,990	$66,818	$66,161	$44,421	$69,351	$63,229
Ratios to average net assets:
Net investment income (loss)	(0.88%)	(0.82%)	(1.59%)	(1.25%)	(2.08%)	(1.18%)	(0.31%)
Total expensesg	2.70%	2.75%	3.07%	2.78%	3.69%	2.37%	2.07%
Net expensesh,i	2.66%	2.71%	3.03%	2.65%	3.54%	2.33%	2.07%
Portfolio turnover rate	110%	302%	465%	433%	993%	858%	1,578%

22 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MULTI-HEDGE STRATEGIES FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Period Ended June 30, 2014a,b	Year Ended December 31, 2013b	Year Ended December 31, 2012b	Year Ended December 31, 2011b	Period Ended December 31, 2010b,j
Per Share Data
Net asset value, beginning of period	$23.26	$22.84	$22.32	$21.71	$20.61
Income (loss) from investment operations:
Net investment income (loss)d	(.07)	(.13)	(.33)	(.22)	(.43)
Net gain (loss) on investments (realized and unrealized)	.11	.55	.85	.99	1.53
Total from investment operations	.04	.42	.52	.77	1.10
Less distributions from:
Net investment income	—	—	—	(.16)	—
Total distributions	—	—	—	(.16)	—
Redemption fees collected	—	—	—	—	—	e
Net asset value, end of period	$23.30	$23.26	$22.84	$22.32	$21.71

Total Returnf	0.17%	1.84%	2.28%	3.61%	5.34%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$43,020	$25,435	$14,130	$807	$296
Ratios to average net assets:
Net investment income (loss)	(0.60%)	(0.54%)	(1.46%)	(0.99%)	(3.10%)
Total expensesg	2.52%	2.56%	3.05%	2.52%	5.13%
Net expensesh,i	2.48%	2.51%	3.01%	2.40%	4.98%
Portfolio turnover rate	110%	302%	465%	433%	993%

a	Unaudited figures for the period ended June 30, 2014. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
b	Consolidated.
c	The fund changed its fiscal year end from March 31 to December 31 in 2009. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
d	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
e	Redemption fees collected are less than $0.01 per share.
f	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
g	Does not include expenses of the underlying funds in which the Fund invests.
h	Net expense information reflects the expense ratios after expense waivers, and may include interest or dividend expense.
i	Excluding interest and dividend expense related to short sales, the operating expense ratios for the years or periods presented would be:

	06/30/14	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09	03/31/09
A-Class	1.41%	1.40%	1.40%	1.41%	1.41%	1.40%	1.40%
C-Class	2.16%	2.15%	2.15%	2.15%	2.15%	2.17%	2.17%
H-Class	1.41%	1.40%	1.40%	1.41%	1.41%	1.41%	1.40%
Institutional Class	1.17%	1.15%	1.15%	1.16%	1.17%	N/A	N/A

j	Since commencement of operations: May 3, 2010. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 23

FUND PROFILE (Unaudited)	June 30, 2014

COMMODITIES STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a benchmark for commodities. The Fund’s current benchmark is the S&P GSCITM Commodity Index (the “underlying index”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	May 25, 2005
C-Class	May 25, 2005
H-Class	May 25, 2005

The Fund invests principally in derivative investments such as commodity-linked futures contracts.

24 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2014
COMMODITIES STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 49.0%
Guggenheim Strategy Fund II2,3	320,520	$8,003,379
Guggenheim Strategy Fund I3	320,721	8,001,989
Total Mutual Funds
(Cost $16,013,663)		16,005,368

	Face Amount

REPURCHASE AGREEMENTS††,1 - 35.7%
HSBC Group issued 06/30/14 at 0.03% due 07/01/14	$6,139,106	6,139,106
Mizuho Financial Group, Inc. issued 06/30/14 at 0.02% due 07/01/14	4,776,837	4,776,837
RBC Capital Markets issued 06/30/14 at 0.03% due 07/01/14	494,950	494,950
Deutsche Bank issued 06/30/14 at 0.03% due 07/01/14	236,113	236,113
Total Repurchase Agreements
(Cost $11,647,006)		11,647,006

Total Investments - 84.7%
(Cost $27,660,669)		$27,652,374
Other Assets & Liabilities, net - 15.3%		4,988,401
Total Net Assets - 100.0%		$32,640,775

	Contracts	Unrealized Gain

COMMODITY FUTURES CONTRACTS PURCHASED†
July 2014 Goldman Sachs Commodity Index Futures Contracts (Aggregate Value of Contracts $25,359,949)	154	$389,086
August 2014 Live Cattle Futures Contracts (Aggregate Value of Contracts $241,040)	4	20,066
September 2014 Brent Crude Futures Contracts (Aggregate Value of Contracts $1,681,950)	15	17,195
August 2014 LME Copper Futures Contracts (Aggregate Value of Contracts $175,741)	1	10,197
August 2014 Feeder Cattle Futures Contracts (Aggregate Value of Contracts $106,700)	1	9,821
August 2014 LME Nickel Futures Contracts (Aggregate Value of Contracts $114,078)	1	6,201
August 2014 Gasoline RBOB Futures Contracts (Aggregate Value of Contracts $511,342)	4	6,107
August 2014 Lean Hogs Futures Contracts (Aggregate Value of Contracts $159,390)	3	4,239
August 2014 Gas Oil Futures Contracts (Aggregate Value of Contracts $550,500)	6	4,040
August 2014 LME Zinc Futures Contracts (Aggregate Value of Contracts $55,346)	1	3,533
August 2014 Gold 100 oz. Futures Contracts (Aggregate Value of Contracts $133,010)	1	3,487
August 2014 LME Primary Aluminum Futures Contracts (Aggregate Value of Contracts $140,933)	3	3,436
October 2014 Sugar #11 Futures Contracts (Aggregate Value of Contracts $101,080)	5	2,446
August 2014 LME Lead Futures Contracts (Aggregate Value of Contracts $54,023)	1	2,290
August 2014 New York Harbor Ultra-Low Sulfur Diesel Futures Contracts (Aggregate Value of Contracts $374,938)	3	1,717
August 2014 WTI Crude Futures Contracts (Aggregate Value of Contracts $1,792,140)	17	609
September 2014 Cocoa Futures Contracts (Aggregate Value of Contracts $31,310)	1	376

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 25

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2014
COMMODITIES STRATEGY FUND

	Contracts	Unrealized Gain (Loss)

September 2014 Coffee ‘C’ Futures Contracts (Aggregate Value of Contracts $65,513)	1	$259
September 2014 Hard Red Winter Wheat Futures Contracts (Aggregate Value of Contracts $34,975)	1	(491)
December 2014 Cotton #2 Futures Contracts (Aggregate Value of Contracts $73,420)	2	(3,636)
September 2014 Wheat Futures Contracts (Aggregate Value of Contracts $201,775)	7	(8,687)
September 2014 Corn Futures Contracts (Aggregate Value of Contracts $208,500)	10	(10,160)
August 2014 Natural Gas Futures Contracts (Aggregate Value of Contracts $223,050)	5	(10,715)
November 2014 Soybean Futures Contracts (Aggregate Value of Contracts $172,950)	3	(12,573)
(Total Aggregate Value of Contracts $32,563,653)		$438,843

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	Repurchase Agreements — See Note 5.
2	Affiliated issuer — See Note 11.
3	Investment in a product that is related to the Advisor.

26 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

COMMODITIES STRATEGY FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2014

Assets:
Investments in unaffiliated issuers, at value (cost $8,007,359)	$8,001,989
Investments in affiliated issuers, at value (cost $8,006,304)	8,003,379
Repurchase agreements, at value (cost $11,647,006)	11,647,006
Total investments (cost $27,660,669)	27,652,374
Cash	3,204,736
Segregated cash with broker	1,994,249
Receivables:
Fund shares sold	76,387
Dividends	16,566
Interest	7
Total assets	32,944,319

Liabilities:
Payable for:
Variation margin	237,167
Fund shares redeemed	21,668
Management fees	16,654
Distribution and service fees	6,755
Transfer agent and administrative fees	5,551
Portfolio accounting fees	2,220
Miscellaneous	13,529
Total liabilities	303,544
Net assets	$32,640,775

Net assets consist of:
Paid in capital	$54,188,094
Accumulated net investment loss	(2,927,428)
Accumulated net realized loss on investments	(19,050,439)
Net unrealized appreciation on investments	430,548
Net assets	$32,640,775

A-Class:
Net assets	$16,225,036
Capital shares outstanding	1,037,952
Net asset value per share	$15.63
Maximum offering price per share (Net asset value divided by 95.25%)	$16.41

C-Class:
Net assets	$1,989,047
Capital shares outstanding	136,868
Net asset value per share	$14.53

H-Class:
Net assets	$14,426,692
Capital shares outstanding	922,205
Net asset value per share	$15.64

CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)
Period Ended June 30, 2014

Investment Income:
Dividends from securities of affiliated issuers	$16,506
Dividends from securities of unaffiliated issuers	14,210
Interest	907
Total investment income	31,623

Expenses:
Management fees	98,165
Transfer agent and administrative fees	29,213
Distribution and service fees:
A-Class	14,522
C-Class	9,795
H-Class	12,242
Portfolio accounting fees	11,685
Custodian fees	1,437
Trustees’ fees*	910
Miscellaneous	21,391
Total expenses	199,360
Less:
Expenses waived by Advisor	(10,526)
Net expenses	188,834
Net investment loss	(157,211)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Futures contracts	800,703
Net realized gain	800,703
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(5,370)
Investments in affiliated issuers	(2,925)
Futures contracts	358,985
Net change in unrealized appreciation (depreciation)	350,690
Net realized and unrealized gain	1,151,393
Net increase in net assets resulting from operations	$994,182

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 27

COMMODITIES STRATEGY FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(157,211)	$(299,548)
Net realized gain (loss) on investments	800,703	(110,735)
Net change in unrealized appreciation (depreciation) on investments	350,690	(306,080)
Net increase (decrease) in net assets resulting from operations	994,182	(716,363)

Capital share transactions:
Proceeds from sale of shares
A-Class	16,574,287	10,078,236
C-Class	182,784	409,772
H-Class	37,032,139	60,099,288
Cost of shares redeemed
A-Class	(3,070,793)	(13,684,423)
C-Class	(225,402)	(930,045)
H-Class	(34,824,502)	(71,364,280)
Net increase (decrease) from capital share transactions	15,668,513	(15,391,452)
Net increase (decrease) in net assets	16,662,695	(16,107,815)

Net assets:
Beginning of period	15,978,080	32,085,895
End of period	$32,640,775	$15,978,080
Accumulated net investment loss at end of period	$(2,927,428)	$(2,770,217)

Capital share activity:
Shares sold
A-Class	1,107,520	643,669
C-Class	12,945	28,929
H-Class	2,432,116	3,961,097
Shares redeemed
A-Class	(202,815)	(887,399)
C-Class	(15,802)	(66,086)
H-Class	(2,315,350)	(4,683,246)
Net increase (decrease) in shares	1,018,614	(1,003,036)

28 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

COMMODITIES STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Period Ended June 30, 2014a,b	Year Ended December 31, 2013b	Year Ended December 31, 2012b	Year Ended December 31, 2011b	Year Ended December 31, 2010b	Period Ended December 31, 2009b,c	Year Ended March 31, 2009
Per Share Data
Net asset value, beginning of period	$14.93	$15.49	$16.18	$17.33	$16.39	$13.26	$32.68
Income (loss) from investment operations:
Net investment income (loss)d	(.10)	(.23)	(.23)	(.26)	(.22)	(.14)	—	i
Net gain (loss) on investments (realized and unrealized)	.80	(.33)	(.05)	(.36)	1.16	3.37	(18.80)
Total from investment operations	.70	(.56)	(.28)	(.62)	.94	3.23	(18.80)
Less distributions from:
Net investment income	—	—	(.41)	(.53)	—	(.11)	(.70)
Total distributions	—	—	(.41)	(.53)	—	(.11)	(.70)
Redemption fees collected	—	—	—	—	—	e	.01	.08
Net asset value, end of period	$15.63	$14.93	$15.49	$16.18	$17.33	$16.39	$13.26

Total Returnf	4.69%	(3.62%)	(1.63%)	(3.61%)	5.74%	24.46%	(57.55%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$16,225	$1,990	$5,840	$5,223	$7,192	$8,553	$7,189
Ratios to average net assets:
Net investment income (loss)	(1.26%)	(1.50%)	(1.40%)	(1.47%)	(4.22%)	(1.24%)	0.02%
Total expensesg	1.65%	1.63%	1.59%	1.66%	1.65%	1.56%	1.52%
Net expensesh	1.56%	1.53%	1.49%	1.55%	1.56%	1.38%	1.20%
Portfolio turnover rate	—	—	—	—	200%	220%	390%

C-Class	Period Ended June 30, 2014a,b	Year Ended December 31, 2013b	Year Ended December 31, 2012b	Year Ended December 31, 2011b	Year Ended December 31, 2010b	Period Ended December 31, 2009b,c	Year Ended March 31, 2009
Per Share Data
Net asset value, beginning of period	$13.93	$14.56	$15.34	$16.58	$15.80	$12.86	$31.96
Income (loss) from investment operations:
Net investment income (loss)d	(.14)	(.32)	(.33)	(.37)	(.32)	(.22)	(.06)
Net gain (loss) on investments (realized and unrealized)	.74	(.31)	(.04)	(.34)	1.10	3.26	(18.43)
Total from investment operations	.60	(.63)	(.37)	(.71)	.78	3.04	(18.49)
Less distributions from:
Net investment income	—	—	(.41)	(.53)	—	(.11)	(.70)
Total distributions	—	—	(.41)	(.53)	—	(.11)	(.70)
Redemption fees collected	—	—	—	—	—	e	.01	.09
Net asset value, end of period	$14.53	$13.93	$14.56	$15.34	$16.58	$15.80	$12.86

Total Returnf	4.31%	(4.33%)	(2.38%)	(4.32%)	4.94%	23.74%	(58.03%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,989	$1,947	$2,575	$3,558	$4,857	$6,186	$4,072
Ratios to average net assets:
Net investment income (loss)	(2.06%)	(2.25%)	(2.15%)	(2.22%)	(2.17%)	(2.03%)	(0.22%)
Total expensesg	2.39%	2.39%	2.34%	2.41%	2.39%	2.31%	2.28%
Net expensesh	2.30%	2.28%	2.24%	2.30%	2.30%	2.15%	1.95%
Portfolio turnover rate	—	—	—	—	200%	220%	390%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 29

COMMODITIES STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Period Ended June 30, 2014a,b	Year Ended December 31, 2013b	Year Ended December 31, 2012b	Year Ended December 31, 2011b	Year Ended December 31, 2010b	Period Ended December 31, 2009b,c	Year Ended March 31, 2009
Per Share Data
Net asset value, beginning of period	$14.95	$15.50	$16.18	$17.33	$16.39	$13.26	$32.66
Income (loss) from investment operations:
Net investment income (loss)d	(.10)	(.23)	(.23)	(.27)	(.22)	(.14)	.13
Net gain (loss) on investments (realized and unrealized)	.79	(.32)	(.04)	(.35)	1.16	3.37	(18.93)
Total from investment operations	.69	(.55)	(.27)	(.62)	.94	3.23	(18.80)
Less distributions from:
Net investment income	—	—	(.41)	(.53)	—	(.11)	(.70)
Total distributions	—	—	(.41)	(.53)	—	(.11)	(.70)
Redemption fees collected	—	—	—	—	—	e	.01	.10
Net asset value, end of period	$15.64	$14.95	$15.50	$16.18	$17.33	$16.39	$13.26

Total Returnf	4.62%	(3.55%)	(1.57%)	(3.67%)	5.74%	24.45%	(57.52%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$14,427	$12,042	$23,671	$14,982	$32,290	$32,019	$50,622
Ratios to average net assets:
Net investment income (loss)	(1.30%)	(1.50%)	(1.40%)	(1.47%)	(1.42%)	(1.22%)	0.43%
Total expensesg	1.63%	1.63%	1.60%	1.66%	1.65%	1.56%	1.52%
Net expensesh	1.54%	1.53%	1.49%	1.56%	1.56%	1.37%	1.20%
Portfolio turnover rate	—	—	—	—	200%	220%	390%

a	Unaudited figures for the period ended June 30, 2014. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
b	Consolidated.
c	The Fund changed its fiscal year from March 31 to December 31 in 2009. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
d	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
e	Redemption fees collected are less than $0.01 per share.
f	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
g	Does not include expenses of the underlying funds in which the Fund invests.
h	Net expense information reflects the expense ratios after expense waivers.
i	Net investment income (loss) is less than $0.01 per share.

30 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)

1. Organization, Consolidation of Subsidiary and Significant Accounting Policies

Organization

Rydex Series Funds (the “Trust”), a Delaware business trust, is registered with the SEC under the Investment Company Act of 1940 (”1940 Act”), as a non-diversified, open-ended investment company of the series type. Each series, in effect, is representing a separate Fund. The Trust is authorized to issue an unlimited number of no par value shares. The Trust accounts for the assets of each Fund separately.

The Trust offers a combination of eight separate classes of shares: Investor Class shares, Advisor Class shares, A-Class shares, C-Class shares, H-Class shares, Y-Class shares, Institutional Class shares and Money Market Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares have a minimum initial investment of $2 million and a minimum account balance of $1 million. Institutional Class shares are offered without a front-end sales charge or CDSC. At June 30, 2014, the Trust consisted of fifty-one Funds.

This report covers the Multi-Hedge Strategies Fund and Commodities Strategy Fund (the “Funds”).

Guggenheim Investments (“GI”) provides advisory services, and Rydex Fund Services, LLC (“RFS”) provides transfer agent, administrative and accounting services to the Trust. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI, RFS and GFD are affiliated entities.

Consolidation of Subsidiary

Each of the consolidated financial statements of the Funds includes the accounts of a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”). Significant inter-company accounts and transactions have been eliminated in consolidation for the Funds.

Each Fund may invest up to 25% of its total assets in its Subsidiary which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies.

A summary of each Fund’s investment in its respective Subsidiary is as follows:

Fund	Inception Date of Subsidiary	Subsidiary Net Assets at June 30, 2014	% of Total Net Assets of the Fund at June 30, 2014
Multi-Hedge Strategies Fund	09/18/09	$4,663,798	4.2%
Commodities Strategy Fund	09/08/09	3,469,670	10.6%

Significant Accounting Policies

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of a fund is calculated by dividing the market value of the fund’s securities and other assets, less all liabilities, by the number of outstanding shares of the fund.

A. Valuations of the Funds’ securities are supplied primarily by pricing services approved by the Board of Trustees. A Valuation Committee is responsible for the oversight of the valuation process of the Funds and convenes monthly, or more frequently as needed. The Valuation Committee will review the valuation of all assets which have been fair valued for reasonableness. The Trust’s officers, through the Valuation Committee under the general supervision of the Board of Trustees, regularly review procedures used by, and valuations provided by, the pricing services.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 31

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Open-end investment companies (“Mutual Funds”) are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds (“ETFs”) and closed-end investment companies (“CEFs”) are valued at the last quoted sales price.

Repurchase agreements are valued at amortized cost, which approximates market value.

The value of futures contracts is accounted for using the unrealized gain or loss on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the Official Settlement Price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The value of OTC swap agreements and credit default swap agreements entered into by a Fund is accounted for using the unrealized gain or loss on the agreements that is determined by marking the agreements to the last quoted value of the index that the swap pertains to at the close of the NYSE. The swap’s value is then adjusted to include dividends accrued, and financing charges and/or interest associated with the swap agreements.

Investments for which market quotations are not readily available are fair valued as determined in good faith by GI under the direction of the Board of Trustees using methods established or ratified by the Board of Trustees. These methods include, but are not limited to: (i) obtaining general information as to how these securities and assets trade; and (ii) obtaining other information and considerations, including current values in related markets.

In connection with futures contracts and other derivative investments, obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

B. When a Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Funds may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

C. Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

D. Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of an agreement or termination of the agreement are recognized as realized gains or losses.

E. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Distributions received from investments in REITs are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer.

32 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

F. Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

G. Interest and dividend income, most expenses, all realized gains and losses, and all unrealized gains and losses are allocated to the classes based upon the value of the outstanding shares in each class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis upon the respective aggregate net assets of each Fund included in the Trust.

H. The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.

I.  Under the Funds’ organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

2. Financial Instruments

As part of their investment strategy, the Funds utilize short sales and a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statements of Assets and Liabilities.

A short sale is a transaction in which a Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, that Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, that Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as restricted cash on the Statement of Assets and Liabilities; securities held as collateral are noted on the Schedule of Investments.

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. A Fund utilizing swaps bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Additionally, there is no guarantee that a Fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

A credit default swap enables a Fund to buy or sell protection against a defined credit event of an issuer or a basket of securities. Generally, the seller of credit protection against an issuer or basket of securities receives a periodic payment from the buyer to compensate against potential default events. If a default event occurs, the seller must pay the buyer the full notional value of the reference obligation in exchange for the reference obligation. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the Fund selling the credit protection. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 33

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

counterparty, or in the case of a credit default swap in which the Fund is selling credit protection, the default of a third party issuer.

Multi-Hedge Strategies Fund and Commodities Strategy Fund use derivative instruments to achieve leveraged exposure to their respective underlying indices. Since these Funds’ investment strategy involves consistently applied leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index. In addition, as investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, this creates an opportunity for increased net income but, at the same time, additional leverage risk. The Funds’ use of leverage, through borrowings or instruments such as derivatives, may cause the Funds to be more volatile and riskier than if they had not been leveraged.

In conjunction with the use of short sales and derivative instruments, the Funds are required to maintain collateral in various forms. The Funds use, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or the repurchase agreements allocated to each Fund.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

3. Fees and Other Transactions with Affiliates

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Multi-Hedge Strategies Fund	1.15%
Commodities Strategy Fund	0.75%

RFS provides transfer agent and administrative services to the Commodities Strategy Fund for fees calculated at an annual percentage rate of 0.25% of the average daily net assets of the Fund.

RFS also provides accounting services to the Commodities Strategy Fund for fees calculated at annualized rates below, based on the average daily net assets of the Fund.

Fund Accounting Fees	(as a % of Net Assets)
On the first $250 million	0.10%
On the next $250 million	0.075%
On the next $250 million	0.05%
Over $750 million	0.03%

RFS engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Trust has adopted a Distribution Plan applicable to A-Class shares and H-Class shares for which GFD and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Funds will pay distribution fees to GFD at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GFD, in turn, will pay the Service Provider out of its fees. GFD may, at its discretion, retain a portion of such payments to compensate itself for distribution services.

The Trust has adopted a separate Distribution and Shareholder Services Plan applicable to its C-Class shares that allows the Funds to pay annual distribution and service fees of 1.00% of the Funds’ C-Class shares average daily net assets. The annual 0.25% service fee compensates the shareholder’s financial advisor for providing ongoing services to the shareholder. The annual distribution fee of 0.75% reimburses GFD for paying the shareholder’s financial advisor an ongoing sales commission. GFD advances the first year’s service and distribution fees to the financial advisor. GFD retains the service and distribution fees on accounts with no authorized dealer of record.

GI has contractually agreed to waive the management fee it receives from the Subsidiary in an amount equal to the management fee paid to GI by the Subsidiary. This undertaking will continue in effect for so long as the Funds invest in the Subsidiary, and may not be terminated by GI unless GI obtains the prior approval of the Funds’ Board of Trustees for such termination.

34 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

As part of its agreement with the Trust, GI will pay all expenses of the Multi-Hedge Strategies Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expense, taxes (expected to be de minimis), brokerage commissions and other expenses connected with execution of portfolio transactions, short dividend expenses, subsidiary expenses and extraordinary expenses.

For the period ended June 30, 2014, GFD retained sales charges of $193,365 relating to sales of A-Class shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI, RFS and GFD.

4. Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1	—	quoted prices in active markets for identical assets or liabilities.

Level 2	—	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3	—	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The following table summarizes the inputs used to value the Funds’ net assets at June 30, 2014:

	Level 1 Investments In Securities	Level 1 Other Financial Instruments*	Level 2 Investments In Securities	Level 2 Other Financial Instruments*	Level 3 Investments In Securities	Total
Assets
Multi-Hedge Strategies Fund	$88,378,578	$3,883,118	$23,581,891	$344,470	$—	$116,188,057
Commodities Strategy Fund	16,005,368	485,105	11,647,006	—	—	28,137,479

Liabilities
Multi-Hedge Strategies Fund	$60,332,710	$1,718,301	$—	$157,439	$—	$62,208,450
Commodities Strategy Fund	—	46,262	—	—	—	46,262

*	Other financial instruments may include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

For the period ended June 30, 2014, there were no transfers between levels.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 35

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

5. Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. Government Agencies. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At June 30, 2014, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
HSBC Group			U.S. Treasury Strips
0.03%			0.00%
Due 07/01/14	$323,197,456	$323,197,680	02/15/24 - 05/15/43	$607,090,900	$329,661,432

RBC Capital Markets			U.S. Treasury Notes
0.03%			1.75%
Due 07/01/14	169,796,084	169,796,202	05/15/22 - 05/15/23	181,670,100	173,192,017

Deutsche Bank			U.S. Treasury Note
0.03%			0.63%
Due 07/01/14	81,000,000	81,000,056	10/15/16	82,434,000	82,620,085

Mizuho Financial Group, Inc.			U.S. Treasury Note
0.02%			4.50%
Due 07/01/14	34,148,506	34,148,520	08/15/39	14,035,600	17,513,988
			U.S. TIP Note
			0.13%
			04/15/16	7,377,600	8,137,511
			U.S. Treasury Strips
			0.00%
			08/15/16 - 08/15/19	9,690,400	9,180,007

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment advisor, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

6. Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, Credit Suisse acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with Credit Suisse, cash collateral is invested in one or more joint repurchase agreements collateralized by obligations of the U.S. Treasury or Government Agencies and cash. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand.

36 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

At June 30, 2014, the Funds participated in securities lending as follows:

Fund	Value of Securities Loaned	Cash Collateral Received
Multi-Hedge Strategies Fund	$2,346,350	$2,446,100

Cash collateral received was invested in the following joint repurchase agreements at June 30, 2014:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
HSBC Securities, Inc.			U.S. Treasury Note
0.07%			1.50%
Due 07/01/14	$1,375,173	$1,375,176	08/31/18	$1,390,337	$1,403,882

BNP Paribas Securities Corp.			U.S. Treasury Note/Bond
0.09%			1.75% - 3.75%
Due 07/01/14	1,013,285	1,013,288	10/31/20 - 11/15/43	834,143	856,634
			U.S. TIP Bond
			2.50%
			07/15/16	138,120	177,752

Deutsche Bank Securities, Inc.			Fannie Mae Strips
0.05%			0.00%
Due 07/01/14	57,642	57,642	01/15/30	52,168	28,998
			Freddie Mac
			2.08% - 4.125%
			05/22/23 - 10/11/33	15,023	15,337
			U.S. Treasury Bond
			6.25%
			05/15/30	10,174	14,511

7. Derivative Investment Holdings Categorized by Risk Exposure

U.S. GAAP requires disclosures to enable investors to better understand how and why the Funds use derivative instruments, how these derivative instruments are accounted for and their effects on the Funds’ financial position and results of operations.

The following Funds utilized derivatives for the following purposes:

Fund	Index Exposure	Liquidity	Hedging	Income	Speculation
Multi-Hedge Strategies Fund			x	x	x
Commodities Strategy Fund	x	x

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 37

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

The following table represents the notional amount of derivative instruments outstanding as an approximate percentage of the Funds’ net assets on a daily basis.

	Approximate percentage of Fund’s net assets on a daily basis
Fund	Long	Short
Multi-Hedge Strategies Fund	110%	130%
Commodities Strategy Fund	100%	—

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of June 30, 2014:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Currency/Interest Rate/Commodity contracts	Variation margin	Variation margin
Equity/Credit contracts	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements

The following table sets forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at June 30, 2014:

Asset Derivative Investments Value
Fund	Futures Equity Contracts*	Swaps Equity Contracts	Futures Currency Contracts*	Futures Interest Rate Contracts*	Futures Commodity Contracts*	Swaps Credit Default Contracts	Total Value at June 30, 2014
Multi-Hedge Strategies Fund	$341,857	$323,140	$188,341	$81,179	$3,293,071	$—	$4,227,588
Commodities Strategy Fund	—	—	—	—	485,105	—	485,105

Liability Derivative Investments Value
Fund	Futures Equity Contracts*	Swaps Equity Contracts	Futures Currency Contracts*	Futures Interest Rate Contracts*	Futures Commodity Contracts*	Swaps Credit Default Contracts	Total Value at June 30, 2014
Multi-Hedge Strategies Fund	$641,582	$61,040	$74,322	$107,158	$918,096	$73,542	$1,875,740
Commodities Strategy Fund	—	—	—	—	46,262	—	46,262

*
Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the period ended June 30, 2014:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Currency/Interest Rate/Commodity contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Equity/Credit contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

38 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the period ended June 30, 2014:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Contracts	Swaps Equity Contracts	Futures Currency Contracts	Futures Interest Rate Contracts	Futures Commodity Contracts	Swaps Credit Default Contracts	Total
Multi-Hedge Strategies Fund	$615,740	$76,567	$(218,644)	$420,331	$(1,499,651)	$(5,681)	$(611,338)
Commodities Strategy Fund	633,325	—	—	—	167,378	—	800,703

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Contracts	Swaps Equity Contracts	Futures Currency Contracts	Futures Interest Rate Contracts	Futures Commodity Contracts	Swaps Credit Default Contracts	Total
Multi-Hedge Strategies Fund	$(566,233)	$(56,660)	$(194,049)	$216,761	$1,815,138	$(73,542)	$1,141,415
Commodities Strategy Fund	—	—	—	—	358,985	—	358,985

8. Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 39

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and offset in the Statement of Assets and Liabilities in conformity with U.S. GAAP.

					Gross Amounts Not Offset in the Statement of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets1	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount of Assets Presented on the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received2	Net Amount
Multi-Hedge Strategies Fund	Swap equity contracts	$323,140	$—	$323,140	$—	$—	$323,140

					Gross Amounts Not Offset in the Statement of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities1	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount of Liabilities Presented on the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged2	Net Amount
Multi-Hedge Strategies Fund	Swap equity contracts	$61,040	$—	$61,040	$—	$—	$61,040

1	Exchange-traded futures and centrally cleared swaps are excluded from these reported amounts.
2	Excludes maintenance margin deposits held at the broker related to derivatives. These amounts are reflected as Segregated cash with broker on the Statement of Assets and Liabilities.

9. Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on Federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed.

The Funds intend to invest up to 25% of their assets in the Subsidiary which is expected to provide the Funds with exposure to the commodities markets within the limitations of the federal tax requirements under Subchapter M of the Internal Revenue Code. The Funds have received a private letter ruling from the IRS that concludes that the income the Funds receive from the Subsidiary will constitute qualifying income for purposes of Subchapter M of the Internal Revenue Code. The Subsidiary will be classified as a corporation for U.S. federal income tax purposes. A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business.

The RIC Modernization Act of 2010 was signed into law on December 22, 2010, and simplified some of the tax provisions applicable to regulated investment companies, the tax reporting to their shareholders and improved the tax efficiency of certain fund structures. The greatest impact to the disclosure in the financial reports for the Funds was on the treatment of net capital losses, effective for tax years beginning after December 22, 2010.

40 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

One of the more prominent changes addresses capital loss carryforwards. The Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. As a result of this ordering rule, pre-enactment capital carryforwards may potentially expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

At June 30, 2014, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Gain	Tax Unrealized Loss	Net Unrealized Gain (Loss)
Multi-Hedge Strategies Fund	$103,117,693	$9,290,860	$(448,084)	$8,842,776
Commodities Strategy Fund	27,660,669	—	(8,295)	(8,295)

10. Securities Transactions

For the period ended June 30, 2014, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Multi-Hedge Strategies Fund	$17,351,537	$45,019,054
Commodities Strategy Fund	8,006,304	—

11. Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act. Transactions during the period ended June 30, 2014 in which the portfolio company is an “affiliated person” are as follows:

Fund	Security	Value 12/31/13	Additions	Reductions	Value 06/30/14	Shares 06/30/14	Investment Income
Commodities Strategy Fund	Mutual Funds:
	Guggenheim Strategy Fund II	$—	$8,006,304	$—	$8,003,379	320,520	$16,506

12. Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted, $75,000,000 line of credit from U.S. Bank, N.A., which expires June 13, 2015. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 1.25% for the period ended June 30, 2014. The Funds did not have any borrowings under this agreement at June 30, 2014, and did not participate in borrowing during the period.

13. Legal Proceedings

Tribune Company

Rydex Series Funds has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 41

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

of ownership by certain series of the Rydex Series Funds of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave the Tribune Company insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Series Funds, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Series Funds has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2696 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. The Court of Appeals has scheduled oral argument for November 5, 2014.

On May 23, 2014, the Shareholder Liaison Counsel filed a “global” motion to dismiss Count I of the FitzSimons action on behalf of all Shareholder Defendants. Count I is the claim for intentional fraudulent conveyance brought under federal law, and the global motion, if granted, would result in the dismissal of all Shareholder Defendants from the lawsuit. On June 23, 2014, the plaintiff filed a response brief opposing the global motion. On July 3, 2014, the Shareholder Liaison Counsel filed a reply brief in further support of the motion. The District Court has not yet issued a decision on the motion.

None of these lawsuits alleges any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500® Pure Value Fund, Multi-Cap Core Equity Fund, S&P 500® Fund, Multi-Hedge Strategies Fund and Hedged Equity Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $28,220, $109,242, $9,860, $3,400, $1,181,160, and $10,880, respectively. At this stage of the proceedings, Rydex Series Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Lyondell Chemical Company

In December 2011, Rydex Series Funds was named as a defendant in Weisfelner, as Trustee of the LB Creditor Trust, v. Fund 1 (In re Lyondell Chemical Co.), Adv. Pro. No. 10-4609 (Bankr. S.D.N.Y.) (the “Creditor Trust action”).

Similar to the claims made in the Tribune matter, the Weisfelner complaint seeks to have set aside and recovered as fraudulent transfers from former Lyondell Chemical Company (“Lyondell”) shareholders the consideration paid to them pursuant to the cash out merger of Lyondell shareholders in connection with the combination of Lyondell and Basell AF in 2007. Lyondell filed for bankruptcy in 2008.

On April 7, 2014, the plaintiff filed a Third Amended Complaint. In the related action entitled Weisfelner, as Trustee of the LB Litigation Trust v. A. Holmes & H. Holmes TTEE (In re Lyondell Co.), Adversary Proceeding No. 10-5525 (Bankr. S.D.N.Y.) (the “Litigation Trust action”), the plaintiff also filed a Second Amended Complaint that alleges a claim against the former Lyondell shareholders under federal law for intentional fraudulent transfer.

On May 8, 2014, the plaintiff in the Litigation Trust action filed a motion to certify a defendant class generally comprised of all former Lyondell shareholders that received proceeds in exchange for their shares in the 2007 merger transaction.

42 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(concluded)

On July 2, 2014, the Bankruptcy Court issued a case management order. Under the terms of the order, the defendants are permitted to file “omnibus” motions to dismiss the amended complaints on July 30, 2014. The omnibus motions are limited to grounds for dismissal that are applicable to all defendants in such action. No potential defense (including, without limitation, lack of personal jurisdiction, insufficiency of service of process, or any other non-omnibus ground for dismissal of the complaint in any or all of the actions) shall be waived by a defendant’s failure to assert any such potential defense in an omnibus motion to dismiss. The plaintiffs’ oppositions to the motions to dismiss are due September 15, 2014, and the defendants’ reply briefs are due October 22, 2014. The order further provided that the defendants’ opposition to the May 8, 2014 motion to certify a defendant class in the Litigation Trust action will be due on November 21, 2014. The plaintiff’s reply brief in support of class certification will be due on December 23, 2014. The Court will hold an oral argument on the motions to dismiss and on the motion for class certification on January 14, and, if necessary, January 15, 2015. The Court further ordered that, with certain exceptions, all discovery in the actions shall be stayed until the briefing of the class certification motion has concluded. Discovery shall begin promptly after the completion of all briefing on the class certification motion.

These lawsuits do not allege any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds received cash proceeds from the cash out merger in the following amounts: Basic Materials Fund - $1,725,168; Long Short Equity Fund f/k/a U.S. Long Short Momentum Fund - $2,193,600; Global 130/30 Strategy Fund - $37,920; Hedged Equity Fund - $1,440; and Multi-Hedge Strategies Fund - $1,116,480. At this stage of the proceedings, Rydex Series Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 43

OTHER INFORMATION (Unaudited)

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Office Locations

The offices of Guggenheim Investments can be found in the following locations:

330 Madison Avenue
10th Floor
New York, NY 10017
(Headquarters)

Four Irvington Centre
805 King Farm Boulevard
Suite 600
Rockville, MD 20850

9401 Indian Creek Parkway
40 Corporate Woods
Suite 850
Overland Park, KS 66210

Distributor Change

Effective March 3, 2014, Guggenheim Distributors, LLC (“GD”), the distributor for shares of the Funds was consolidated into and with Guggenheim Funds Distributors, LLC (“GFD”). Following the consolidation, GFD serves as the Funds’ distributor.

GD and GFD are both indirect, wholly-owned subsidiaries of Guggenheim Capital, LLC and, therefore, the consolidation will not result in a change of actual control of the Funds’ distributor. The primary goal of the consolidation is to achieve greater operational efficiencies and allow all of the Guggenheim funds, including funds that are not series of the Trusts, to be distributed by a single distributor.

The consolidation is not expected to affect the day-to-day management of the Funds or result in any material changes to the distribution of the Funds, including any changes to the distribution fees paid by the Funds.

Board Considerations in Approving the Investment Advisory Agreements

The Board of Trustees (the “Board”) of the Rydex Series Funds (the “Trust”), including the Trustees who are not “interested persons,” as defined by the Investment Company Act of 1940, of the Trust (“Independent Trustees”), at an in-person meeting held on June 4, 2014, called for the purpose of, among other things, consideration of, and voting on, the approval and continuation of the investment advisory agreement (the “Investment Advisory Agreement”) between

44 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

the Trust and Security Investors, LLC (the “Adviser”) applicable to each series of the Trust (each, a “Fund” and collectively, the “Funds”), unanimously approved the continuation of the Investment Advisory Agreement for an additional one-year period, based on the Board’s review of qualitative and quantitative information provided by the Adviser. The Board had previously considered information pertaining to the renewal of the Investment Advisory Agreement at an in-person meeting held on May 15, 2014 (together, with the June 4 meeting, the “Meetings”).

In reaching the conclusion to approve the continuation of the Investment Advisory Agreement, the Independent Trustees requested and obtained from the Adviser such information as the Independent Trustees deemed reasonably necessary to evaluate the Investment Advisory Agreement. The Independent Trustees carefully evaluated this information and were advised with respect to their deliberations by independent legal counsel, who attended both Meetings. In addition, the Board also received a memorandum from Fund counsel regarding the responsibilities of the Board for the approval of investment advisory agreements, and the Independent Trustees participated in question and answer sessions with representatives of the Adviser.

In considering the approval of the Investment Advisory Agreement, the Board determined that the agreement would enable shareholders of the Funds to continue to obtain high quality services at a cost that was appropriate, reasonable, and in the best interests of their shareholders. The Board, including the Independent Trustees, unanimously approved the Investment Advisory Agreement. In reaching their decision, the Trustees carefully considered information that they had received throughout the year as part of their regular oversight of the Funds, including, in particular, information from the Adviser that the Board had received relating to Investment Advisory Agreement at the Meetings. The Board noted that, at the Meetings, they had obtained and reviewed a wide variety of information, including FUSE reports (described below) that provide comparative information regarding each Fund’s fees, expenses, and performance relative to the fees, expenses, and performance of other comparable funds.

As a part of their consideration of the approval of the Investment Advisory Agreement at the Meetings, the Board, including the Independent Trustees, had evaluated a number of considerations, including among others: (a) the nature, extent and quality of the Adviser’s investment advisory and other services; (b) the Adviser’s investment management personnel; (c) the Adviser’s operations and financial condition; (d) the Adviser’s brokerage practices (including any soft dollar arrangements) and the variety and complexity of its investment strategies; (e) the level of the fees that the Adviser charges compared with the fees charged to comparable funds or accounts by other investment advisers, giving special attention to the absence of breakpoints in these fees and the rationale provided by the Adviser as to why the addition of breakpoints was not currently appropriate; (f) each Fund’s overall fees and operating expenses compared with peer funds; (g) the level of the Adviser’s profitability from its Fund-related operations; (h) the Adviser’s compliance systems; (i) the Adviser’s policies and compliance procedures applicable to personal securities transactions; (j) the Adviser’s reputation, expertise and resources in the financial markets; and (k) Fund performance compared with peer funds and/or appropriate benchmarks. In its deliberations, the Board did not identify any single piece of information that was all-important or controlling. Based on the Board’s deliberations at the Meetings, the Board, including all of the Independent Trustees, unanimously: (a) concluded that terms of the Investment Advisory Agreement were fair and reasonable; (b) concluded that the Adviser’s fees were reasonable in light of the services that it provides to the Funds; and (c) agreed to approve and continue the Investment Advisory Agreement based upon the following considerations, among others:

•
Nature, Extent and Quality of Services Provided by the Adviser. At the Meetings, the Board evaluated, among other things, the Adviser’s business, financial resources, quality and quantity of personnel, experience, past performance, the variety and complexity of its investment strategies, brokerage practices, and the adequacy of its compliance systems. The Board reviewed the scope of services to be provided by the Adviser under the Investment Advisory Agreement and noted that there would be no significant differences between the scope of services required to be provided by the Adviser for the past year and the scope of services required to be provided during the upcoming year. The Board also considered the Adviser’s representations to the Board that the Adviser would continue to provide investment and related services that were of materially the same quality and quantity as services provided to the Funds in the past, and that these services are appropriate in scope and extent in light of the Funds’ operations, the competitive landscape of the investment company business and investor needs.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 45

OTHER INFORMATION (Unaudited)(concluded)

•
Fund Expenses and Performance of the Funds and the Adviser. At the Meetings, the Board reviewed statistical information provided by the Adviser regarding the expense ratio components and performance of each Fund. The Adviser engaged FUSE Research Network LLC (“FUSE”), an independent, third party research provider, to prepare advisory contract renewal reports to help the Board fulfill its advisory contract renewal responsibilities. The objective of the reports is to present the subject Funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. This statistical information related to the expense ratio components included actual advisory fees, waivers/reimbursements, and gross and net total expenses for each Fund in comparison to other funds with shared key characteristics (e.g., asset size, fee structure, sector or industry) determined by FUSE to comprise each Fund’s applicable peer group. The Board also considered the Adviser’s representation that it found the peer groups compiled by FUSE to be appropriate. The statistical information related to the performance of each Fund included three month and one, three, and five year performance for the Fund compared to its peers.

•
Costs of Services Provided to the Funds and Profits Realized by the Adviser and its Affiliates. At the Meetings, the Board reviewed information about the profitability of the Funds to the Adviser based on the advisory fees payable under the current Investment Advisory Agreement for the last calendar year. At the Meetings, the Board also analyzed the Funds’ expenses, including the investment advisory fees paid to the Adviser, and reviewed reports prepared by FUSE comparing the expense ratios of the Funds to those of other comparable funds. The Board also reviewed information regarding the direct revenue received by the Adviser and ancillary revenue received by the Adviser and/ or its affiliates in connection with the services provided to the Funds by the Adviser and/or its affiliates. The Board also discussed the Adviser’s profit margin, including the methodology used, as reflected in the Adviser’s profitability analysis.

•
Economies of Scale. In connection with its review of the Funds’ profitability analysis at the Meetings, the Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Funds’ asset levels. The Board noted that the fees would not change due to breakpoints under the current Investment Advisory Agreement, and that no additional economies of scale would be directly realized as a result of increases in the asset levels of the Funds. In light of the relatively small size of many of the Funds and the fact that the size of individual Funds in the complex increases and decreases significantly from time to time due to unlimited trading that is permitted among most of the Funds in the complex, the Board concluded that economies of scale were not likely to be directly realized as a result of increases in the asset levels of the individual Funds, and accordingly, fee breakpoints were not currently appropriate for the Funds.

•
Other Benefits to the Adviser and/or its Affiliates. In addition to evaluating the services provided by the Adviser, the Board considered the nature, extent, quality and cost of certain administrative, distribution, and shareholder services performed by the Adviser’s affiliates under separate agreements and the Distribution and Shareholders Services Plan pursuant to Rule 12b-1 of the 1940 Act.

On the basis of the information provided to it and its evaluation of that information, the Board, including the Independent Trustees, concluded that the terms of the Investment Advisory Agreement for the Funds were reasonable, and that approval of the Investment Advisory Agreement was in the best interests of the Funds.

46 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by calling 800.820.0888.

All Trustees and Officers may be reached c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, MD 20850.

Name and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee
INTERESTED TRUSTEE
Donald C. Cacciapaglia* (1951)	Trustee from 2012 to present.	Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present). Former: Chairman and Chief Executive Officer, Channel Capital Group, Inc. (2002-2010).	214	Delaware Life (2013-present); Guggenheim Life and Annuity Company (2011-present); Paragon Life Insurance Company of Indiana (2011-present).
INDEPENDENT TRUSTEES
Corey A. Colehour (1945)	Trustee and Member of the Audit, Governance, and Nominating Committees from 1998 to present.	Retired.	131	None.
J. Kenneth Dalton (1941)	Trustee, Member and Chairman of the Audit Committee, and Member of the Governance and Nominating Committees from 1998 to present; and Member of the Risk Oversight Committee from 2010 to present.	Retired.	131	Trustee of Epiphany Funds (4) (2009-present).
John O. Demaret (1940)	Trustee from 1998 to present and Chairman of the Board from 2006 to present; Member and Chairman of the Audit Committee from 1998 to present; and Member of the Risk Oversight Committee from 2010 to present.	Retired.	131	None.
Werner E. Keller (1940)	Vice Chairman of the Board of Trustees from 2010 to present; Trustee and Member of the Audit, Governance, and Nominating Committees from 2005 to present; and Chairman and Member of the Risk Oversight Committee from 2010 to present.	Current: Founder and President, Keller Partners, LLC (investment research firm) (2005-present).	131	None.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 47

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES - concluded
Thomas F. Lydon, Jr. (1960)	Trustee and Member of the Audit, Governance, and Nominating Committees from 2005 to present.	Current: President, Global Trends Investments (registered investment adviser) (1996-present).	131	Board of Directors of US Global Investors (GROW) (1995-present).
Patrick T. McCarville (1942)	Trustee, Member of the Audit Committee, and Chairman and Member of the Governance and Nominating Committees from 1998 to present.	Retired. Former: Chief Executive Officer, Par Industries, Inc., d/b/a Par Leasing (1977-2010).	131	None.
Roger Somers (1944)	Trustee and Member of the Audit, Governance, and Nominating Committees from 1998 to present.	Current: Founder and Chief Executive Officer, Arrow Limousine (1962-present).	131	None.

Name, Address and Year of Birth of Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS
Donald C. Cacciapaglia (1951)	President (2012-present).
Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present).

Former: Chairman and Chief Executive Officer, Channel Capital Group Inc. (2002-2010).

Michael P. Byrum (1970)	Vice President (1999-present).
Current: Senior Vice President, Security Investors, LLC (2010-present); President and Chief Investment Officer, Rydex Holdings, LLC (2008-present); Director and Chairman, Advisory Research Center, Inc. (2006-present); Manager, Guggenheim Specialized Products, LLC (2005-present).

Former: Vice President, Guggenheim Distributors, LLC (2009); Director (2009-2010) and Secretary (2002-2010), Rydex Fund Services, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors II, LLC.

Nikolaos Bonos (1963)	Vice President and Treasurer (2003-present).
Current: Treasurer and Vice President, certain other funds in the Fund Complex (2003-present); Senior Vice President, Security Investors, LLC (2010-present); Chief Executive Officer, Guggenheim Specialized Products, LLC (2009-present); President and Chief Executive Officer, Rydex Fund Services, LLC (2009-present); Vice President, Rydex Holdings, LLC (2008-present).

Former: Senior Vice President, Security Global Investors, LLC (2010-2011); Senior Vice President, Rydex Advisors, LLC (2006-2011); Senior Vice President, Rydex Advisors II, LLC (2006-2011).

48 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address and Year of Birth of Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS - concluded
Elisabeth Miller (1968)	Chief Compliance Officer (2012-present).
Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Chief Compliance Officer, Security Investors, LLC (2012-present); Chief Compliance Officer, Guggenheim Funds Investment Advisors, LLC (2012-present); Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

Joseph M. Arruda (1966)	Assistant Treasurer (2006-present).
Current: Assistant Treasurer, certain other funds in the Fund Complex (2006-present); Vice President, Security Investors, LLC (2010-present); Chief Financial Officer and Manager, Guggenheim Specialized Products, LLC (2009-present).

Former: Vice President, Security Global Investors, LLC (2010-2011); Vice President, Rydex Advisors, LLC (2010); Vice President, Rydex Advisors II, LLC (2010).

Amy J. Lee (1961)	Vice President (2009-present) and Secretary (2012-present).
Current: Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

*	Mr. Cacciapaglia is an “interested” person of the Trust, as that term is defined in the 1940 Act by virtue of his affiliation with the Advisor’s parent company.
**
The “Fund Complex” includes all closed-end and open-end funds (including all of their portfolios) advised by the Advisor and any funds that have an investment adviser or servicing agent that is an affiliated person of the Advisor. Information provided is as of the date of this report.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 49

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)

Rydex Funds, Guggenheim Funds, Rydex Investments, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Security Distributors, Inc., Guggenheim Partners Investment Managers, LLC, and Rydex Advisory Services (Collectively “Guggenheim Investments”).

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone—whether it is your personal information or if you are a current or former Guggenheim Investments client.

The Information We Collect About You

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Investments funds or one of the Guggenheim Investments affiliated companies. “Nonpublic personal information” is personally identifiable private information about you. For example, it includes information regarding your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g., purchase and redemption history).

How We Handle Your Personal Information

As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new Rydex and Guggenheim Investments funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.

Opt Out Provisions

We do not sell your personal information to anyone. The law allows you to “opt out” of only certain kinds of information sharing with third parties. The firm does not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

50 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)(concluded)

How We Protect Privacy Online

Our concern for the privacy of our shareholders also extends to those who use our web site, guggenheiminvestments.com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Guggenheim Investments web site offers customized features that require our use of “http cookies”—tiny pieces of information that we ask your browser to store. However, we make very limited use of these cookies. We only use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your email address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information

We restrict access to nonpublic personal information about shareholders to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We’ll Keep You Informed

As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You will also be able to access our privacy policy from our web site at guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us at 800.820.0888 or 301.296.5100.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 51

This page intentionally left blank.

52 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

This page intentionally left blank.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 53

Item 2. Code of Ethics.

Not applicable at this time.

Item 3. Audit Committee Financial Expert.

Not applicable at this time.

Item 4. Principal Accountant Fees and Services.

Not applicable at this time.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)        The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)        The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)    Not applicable.

(a)(2)    Separate certifications by the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached.

(a)(3)    Not applicable.

(b)        Separate certifications by the registrant’s principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Rydex Series Funds

By (Signature and Title)*	/s/ Donald C. Cacciapaglia
Donald C. Cacciapaglia, President

Date	September 05, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Donald C. Cacciapaglia
Donald C. Cacciapaglia, President

Date	September 05, 2014

By (Signature and Title)*	/s/ Nikolaos Bonos
Nikolaos Bonos, Vice President and Treasurer

Date	September 05, 2014

* Print the name and title of each signing officer under his or her signature.